Exhibit 10.101

SETTLEMENT AGREEMENT & MUTUAL RELEASE

This Settlement Agreement & Mutual Release (“Agreement”) is made and entered into effective as of the 30th day of October, 2004, by and between:

TIPPERARY CORPORATION, TIPPERARY OIL & GAS CORPORATION, TIPPERARY CSG, INC, TIPPERARY QUEENSLAND, INC. (“TQI”) and TIPPERARY OIL & GAS (Australia) PTY LTD (“TOGA”), (collectively referred to as “the Tipperary Parties”) and CRAIG, LTD. and MARY BLANTON KENNEDY, Individually and as Executrix of the Estate of W.D. KENNEDY, Deceased,  (collectively referred to as “Intervenors”), and TRI-STAR PETROLEUM COMPANY (“Tri-Star”), JAMES H. BUTLER, SR. and JAMES H. BUTLER, JR. (collectively referred to as “the Tri-Star Parties”).

A.                                   WHEREAS, the Tipperary Parties, Intervenors and the Tri-Star Parties are parties to Cause No. CV-42,265, Tipperary Corporation, Tipperary Oil & Gas Corporation, and Tipperary Oil & Gas (Australia) Pty Ltd. v Tri-Star Petroleum Company et al  in the District Court of Midland County, Texas; 238th Judicial District  (“the Litigation”);  and

B.                                     WHEREAS, the Tipperary Parties, Intervenors and the Tri-Star Parties desire to settle their legal disputes.

NOW, THEREFORE, for and in consideration of the mutual covenants and considerations contained in this Settlement Agreement & Mutual Release, the Tipperary Parties, Intervenors and the Tri-Star Parties agree as follows:

DEFINITIONS

1.               In this Agreement, unless the context requires otherwise:

a.               ‘Permit Assignments’ means assignments of the record title interests in the Permits on the terms attached and incorporated herein as Exhibit “A”;

b.              ‘ATPs’ means Authorities to Prospect 526P, 653P, and 745P issued under the Petroleum Act;

c.               ‘Joint Account’ means the Joint Interest Billing Account established under the Joint Operating Agreement;

d.              ‘Joint Operating Agreement’ means, in relation to the Permits, the joint operating agreement made by the parties and others on May 15, 1992 which Joint Operating Agreement covers ATPs 653P and 745P as well as ATP 526P;

e.               ‘2.25% Working Interest’ means, in relation to the Permits, the 2.25% working interest under the Joint Operating Agreement of May 15, 1992 acquired by Tri-Star by the assignments from Miller and Wallace, copies of which are attached and incorporated herein as Exhibit “B”, including any accumulated gas balance attaching to same, but subject to the reservation to Tri-Star of the Retained Overriding Royalty from the 2.25% Working Interest;

f.                 ‘Mediation Agreement’ means the Mediation Agreement dated May 2, 1996 made by the Tri-Star Parties and the Tipperary Parties;

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g.              “TQI” means a new subsidiary formed by the Tipperary Parties under the laws of the State of Colorado as a subsidiary to Tipperary Corporation prior to the Settlement Date;

h.              ‘Operator’ means operator under the Joint Operating Agreement;

i.                  ‘Permits’ means:

i.                  the ATPs and any relinquished acreage from the ATPs;

ii.               Petroleum Leases numbered 90, 91, 92, 99 and 100; and

iii.            Petroleum Pipeline Licence 76

together with any associated derivative, replacement or substituted tenements or interests in tenements issued pursuant to the Petroleum Act, and all easements executed in favor of Tri-Star for the purpose of Petroleum Pipeline Licence 76 or any other pipeline license associated with the ATPs;

j.                  ‘Petroleum Act’  means  the Petroleum Act, 1923 of Queensland, Australia;

k.               ‘Retained Overriding Royalty’ means the right of Tri-Star, reserved from the 2.25% Working Interest, to receive a royalty calculated and paid on the terms set out in Exhibit ‘C’ attached hereto and incorporated herein, and the AU Security and US Security. In this Agreement, references to the Retained Overriding Royalty are references to an overriding royalty on and subject to the terms set out in Exhibit ‘C’;

l.                  ‘Revenue’ has the meaning given that term in Exhibit ‘C’;

m.            ‘AU Security’  means a first ranking deed of charge on the terms attached and incorporated as Exhibit ‘G’ and registered against TQI with all relevant government authorities in Australia to secure the Obligations of TQI under this Agreement and attached Exhibits, including the payment of the Retained Overriding Royalty;

n.              ‘US Security’ means a first priority security interest under the Uniform Commercial Code on the terms attached and incorporated as Exhibit “H” and registered against TQI with all relevant government authorities to secure the Obligations of TQI under this Agreement and attached Exhibits, including the payment of the Retained Overriding Royalty;

o.              ‘Intervenors Settlement Agreement’ means the Settlement Agreement dated October 28, 1996 made by the Intervenors and the Tri-Star Parties;

p.              ‘Settlement Date’ means a date set by agreement of all parties to this Agreement to be within 3 days after the consents and approvals of the Minister and Treasurer as described in paragraph 3 below are obtained.

q.              The ‘Tipperary Parties’, in addition to the entities named above, shall include any entity owned or controlled by Tipperary Corporation or any of its subsidiaries including, but not limited to, TQI.

r.                 The “Tri-Star Parties”, in addition to the persons and entities named above, shall include any entity owned or controlled by the Tri-Star Parties.

s.               The “Easement Assignments” means the assignments of easements on the terms attached and incorporated herein as Exhibit I.

TRANSFER OF OPERATIONS

2.                                                               The parties acknowledge and agree that TOGA will be the Operator on the Settlement Date, and in particular:

a.                                       The Tri-Star Parties will, on the Settlement Date tender to TOGA and the non-operators under the Joint Operating Agreement its unconditional resignation as its acknowledgement that it is no longer Operator under the Joint Operating Agreement for the Permits, and waive any right to seek removal of TOGA or any of the Tipperary Parties.

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b.                                      The Tipperary Parties and Intervenors will, on the Settlement Date, acknowledge that TOGA has accepted the position as Operator under the Joint Operating Agreement.

ACTIONS PRIOR TO SETTLEMENT DATE

3.               Prior to the Settlement Date:

a.               Tri-Star will prepare and lodge an application for the consent of the Minister under the Petroleum Act to Permit Assignments in favor of TOGA, Intervenors, Tipperary Oil & Gas Corporation, Tipperary Corporation, Tipperary CSG, Inc. and TQI as shown on Exhibit “A”, and the parties will cooperate in obtaining the consent of the Minister to the Permit Assignments;

b.              The Tipperary Parties and the Tri-Star Parties will do all things reasonably necessary, to obtain the consent of the Minister to the Permit Assignments in favor of TOGA, Intervenors, Tipperary Oil & Gas Corporation, Tipperary Corporation, Tipperary CSG, Inc. and TQI, but without liability of the Tri-Star Parties for any associated cost;

c.               To the extent not already provided by the Tri-Star Parties to the Tipperary Parties, the Tri-Star Parties will allow TOGA access to all information held by it in relation to the Permits, on reasonable notice to Tri-Star but without liability of Tri-Star for any associated cost;

d.              This Agreement is subject to and conditional upon the Treasurer of the Commonwealth of Australia either:

i.             ceasing to be empowered to make any Order under Part I of the Foreign Acquisitions and Takeovers Act 1975 in respect to the acquisition contemplated by this Agreement; or

ii.   giving to TOGA advice in writing of a decision by the Treasurer that the Commonwealth Government has no objection to the acquisition contemplated by this Agreement, being advice that does not include a condition which TOGA in its reasonable opinion considers unacceptable.

TOGA shall immediately apply for the Treasurer’s consents and approvals to satisfy the condition specified above and shall not withdraw, delay or cancel the application and shall use its best endeavors, to ensure that the consents and approvals are obtained or satisfied within 45 days after the date of this Agreement.  The Tri-Star Parties and the Tipperary Parties shall promptly provide information to the Foreign Investment Review Board in relation to the acquisition which is required to obtain the consents and approvals.  The Tipperary Parties shall immediately notify the Tri-Star Parties as soon as the consents and approvals have been obtained.

e.               If any of the relevant consents, approvals or conditions described in paragraphs 3(a), 3(b) and 3(d) are denied or not satisfied or waived by the Minister or Treasurer, or not accomplished within 45 days, either party may at any time thereafter avoid this Agreement by giving written notice to the other party in which event this Agreement shall be at an end.

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f.                 The Tipperary Parties will make all reasonable efforts to ensure that (i) the interest of any non operator under the Joint Operating Agreement in the Permits and (ii) the transfer by the Tipperary Parties of any of the Permits to any non-operator under the Joint Operating Agreement of its respective percentage share of the Permits, will be free and clear of any lien, security interest, charge or other encumbrance in favor of any creditor of the Tipperary Parties or any purchaser or grantee from the Tipperary Parties except in accordance with the express terms of the Joint Operating Agreement.

g.              The Tipperary Parties shall indemnify and hold harmless the Tri-Star Parties against any and all claims, costs, expenses and attorneys’ fees arising out of any claim by any party to the Joint Operating Agreement that the Tri-Star Parties have breached a duty to that party by executing the Permit Assignments.

h.              The Parties will obtain a continuance of the current trial setting in the Litigation.

ACTIONS ON SETTLEMENT DATE

4.               On the Settlement Date:

a.               for and in consideration of the covenants set out in this Agreement:

i.	Tri-Star will deliver executed Permit Assignments to TOGA who shall receive them on behalf of the assignees;
ii.	Tri-Star and TOGA will lodge the Permit Assignments for registration; and
iii.	Tri-Star will deliver to TOGA a copy of Ministerial consent to the Permit Assignments.
iv.	Tri-Star will deliver executed Easement Assignments to TOGA who shall receive them on behalf of the assignees.

b.              for and in consideration of the covenants  set out in this Agreement, the Tipperary Parties shall pay  FOUR MILLION THREE HUNDRED & SEVENTY-FIVE THOUSAND DOLLARS ($4,375,000.00) to the Tri-Star Parties payable by wire transfer to an account designated in writing by Tri-Star Parties.

c.               the parties shall seek immediate dismissal with prejudice of all claims and causes of actions asserted in the Litigation and in any other litigation between the parties or any of them, including the following:

i.                  Supreme Court of Queensland proceeding #5772 of 2003;

ii.               Supreme Court of Queensland proceeding #6870 of 2004;

iii.            Supreme Court of Queensland proceeding #9766 of 2001;

iv.           Supreme Court of Queensland proceeding #11625 of 2001; and

v.              Supreme Court of Queensland proceeding #695 of 2003.

and shall instruct their attorneys to execute, submit, and seek the entry of the forms attached and incorporated herein as Exhibit ‘D’.  Each party will bear its own attorney’s fees, expenses, and costs, and the Tipperary Parties shall immediately withdraw from court records all expert and deposition designations and objections;

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d.              the parties agree that Petroleum Leases numbered 90, 91, 92, 99 and 100, which are subject to the rights, title and interests of the parties to the Joint Operating Agreement dated May 15, 1992, have nominal value.

5.               On the Settlement Date, Tri-Star will sell to TQI and TQI will buy from Tri-Star the 2.25% Working Interest subject to the Retained Overriding Royaltyon the following terms:

a.               The Tipperary Parties shall cause TQI to pay and TQI shall pay SIX HUNDRED & TWENTY-FIVE THOUSAND DOLLARS ($625,000.00) to Tri-Star in consideration of the transfer of the 2.25% Working Interest by wire transfer to an account designated in writing by Tri-Star;

b.              Tri-Star will deliver to TQI an executed assignment  of the 2.25% Working Interest in the form attached and incorporated herein as Exhibit “E”;

c.               The Tipperary Parties shall cause TQI to execute and deliver and TQI shall execute and deliver to Tri-Star the AU Security and the US Security for the Retained Overriding Royalty in the forms attached and incorporated herein as Exhibit “G” and Exhibit “H”; and

d.              The Tipperary Parties shall cause TQI to execute and deliver and TQI shall execute and deliver to Tri-Star all forms required for registration of the AU Security and the US Security with relevant governmental authorities, including the Australian Securities and Investments Commission and Queensland Department of Natural Resources and the Secretary of State of Texas and Colorado.

6.               On the Settlement Date, the Mediation Agreement and the Intervenors Settlement Agreement will cease to have effect as to the interests of the settling parties under this Agreement with respect to each other.

ONGOING OBLIGATIONS

7.               On and from the Settlement Date:

a.               For so long as any Tipperary Party is Operator:

i.             the Tri-Star Parties shall ensure that any interests held by it under the Joint Operating Agreement are administered by an accounting firm selected by and at the sole cost of Tri-Star and approved by TOGA, which approval shall not be unreasonably withheld, to act as Tri-Star’s representative in connection with all matters to be discussed with or communicated to or from the Tipperary Parties under the Joint Operating Agreement or the Retained Overriding Royalty;

ii.          the Tri-Star Parties agree not to acquire any additional interest in the Permits or the Joint Operating Agreement, other than those interests reserved as the Retained Overriding Royalty and those interests reserved to or otherwise to

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be acquired by Tri-Star Parties under the terms of the Deed of February 14, 2002 made with Origin Energy CSG Ltd;

iii.       the parties agree that in the event the Tri-Star Parties are ever entitled to seek the status of Holder of any of the Permits and do seek the status of Holder, by virtue of the Deed of February 14, 2002 made with Origin Energy CSG Ltd., the Tri-Star Parties agree not to interfere with the Operator’s conduct of the operations under the Joint Operating Agreement or as Holder of the Permits.

iv.      the parties further agree that in the event that any of them are a Holder of interests in the Permits and any of them desire to sell their respective interests in the Permits, pursuant to the covenants in this Agreement and the Joint Operating Agreement, the other parties will perform any act deemed reasonably necessary by the Minister to consent to such sale.

b.              TOGA shall  conduct all operations on the Permits free and clear of any claim by Tri-Star Parties;

c.               TOGA, as operator, assumes all rights and obligations entered into by, incurred by or imposed upon Tri-Star with or by persons or entities not parties to the Joint Operating Agreement on or prior to March 22, 2002, either as Holder of the Permits or as Operator in connection with operations of the Comet Ridge Project, including by way of example but not limitation, compressor contracts or the assessment by the Bungil Shire Council; provided neither TOGA nor any of the Tipperary Parties assume any obligation of the Tri-Star Parties for any United States, Australian or Queensland tax liability, including any income or capital gains taxes.  Tri-Star warrants and represents that other than those obligations previously disclosed to the Tipperary Parties, it has no knowledge of any other such obligation.

d.              The Tipperary Parties shall ensure payment of the Retained Overriding Royalty to Tri-Star on the due dates in accordance with this Agreement; and

e.               Except as may exist under the terms of the Deed of February 14, 2002 made with Origin Energy CSG, Ltd., and under the terms of the AU and US Security given by TQI herein, Tri-Star shall have no further rights or obligations under the Joint Operating Agreement and the Tri-Star Parties acknowledge that they have no standing to enforce or sue upon any provision of the Joint Operating Agreement.

f.                 The Tipperary Parties are authorized by TQI to sell and must use reasonable efforts to sell for TQI all gas production attributable to the 2.25% Working Interest on the same terms and under the same contracts as are applicable to the sale of gas production by the Tipperary parties, without further cost or expense to TQI.

g.              The Tipperary Parties shall ensure that TQI does not forfeit its interest under the Joint Operating Agreement and that TQI pays all amounts due under the Joint Operating Agreement.

h.              Effective as of the Settlement Date, TOGA will indemnify the Tri-Star Parties against any claims arising from TOGA’s operation of the Comet Ridge Project after March 22,

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2002 brought or asserted by other parties past or present, to the Joint Operating Agreement.  Tri-Star will indemnify the Tipperary Parties and Intervenors against any claims arising from Tri-Star’s operation of the Comet Ridge Project up to and including March 22, 2002 brought or asserted by other parties past or present, to the Joint Operating Agreement including the claims made by Clovelly Oil Company in the litigation described in the preamble of this Agreement.  All parties shall be entitled to rely on any and all provisions of the Joint Operating Agreement in defending their respective conduct as Operator under the Joint Operating Agreement.

RELEASE & DISCHARGE

8.               Effective as of the Settlement Date, the Tipperary Parties and Intervenors, and each of them, for themselves, their predecessors, parents, affiliates, subsidiaries, successors and assigns, generally and unconditionally RELEASE, DISCHARGE and ACQUIT the Tri-Star Parties, and each of them, and their directors, officers, agents, employees, parents, affiliates, attorneys, subsidiaries, predecessors, successors and assigns, of and from any and ALL claims and causes of action of any type or character known or unknown, which they presently have or could assert, including but not limited to all claims and causes of action (i) in any manner relating to, arising out of or connected with the Joint Operating Agreement, (ii) in any manner relating to, arising out of or connected with the Permits; (iii) for any accumulated gas balance under the Joint Operating Agreement; and (iv) all claims and causes of action that the Tipperary Parties or Intervenors asserted or could have asserted in the Litigation, including (without limitation) matters arising or sounding in contract, in tort, in equity or under any other theory or doctrine, including any claim for sanction awards, interim or interlocutory judgments, reserved costs, attorneys fees or other costs, and the Tipperary Parties and Intervenors hereby declare that all such claims and causes of action have been fully compromised, satisfied, paid and discharged. This Release shall not apply to obligations created by this Agreement, including the Exhibits.

9.               Effective as of the Settlement Date, the Tri-Star Parties for themselves, their predecessors, parents, affiliates, subsidiaries, successors and assigns, generally and unconditionally RELEASE, DISCHARGE AND ACQUIT the Tipperary Parties and Intervenors, and each of them, and Slough Estates, plc, their, directors, officers, agents, employees, parents, affiliates, attorneys, subsidiaries, successors and assigns, of and from any and ALL claims and causes of action of any type or character known or unknown, which they presently have or could assert, including but not limited to all claims and causes of action (i)  in any manner relating to, arising out of or connected with the Joint Operating Agreement, (ii) in any manner relating to, arising out of or connected with the Permits; (iii) for any accumulated gas balance under the Joint Operating Agreement; and (iv) all claims and causes of action that the Tri-Star Parties asserted or could have asserted in the Litigation, including (without limitation) matters arising or sounding in contract, in tort, in equity or under any other theory or doctrine, including any claim for sanction awards, interim or interlocutory judgments, reserved costs, attorneys fees or other costs, and the Tri-Star Parties hereby declare that all such claims and causes of action have been fully compromised, satisfied, paid and discharged. This Release shall not apply to obligations created by this Agreement, including the Exhibits.

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REPRESENTATIONS AND WARRANTIES

10.         Each party acknowledges and confirms that each has had the opportunity to consult with counsel and has been fully advised by counsel prior to the execution of this Agreement.

11.         The Tipperary Parties and Intervenors expressly warrant and represent and do hereby state and represent that no promise or agreement which is not herein expressed has been made to them in executing the releases contained in this Agreement, and that they are not relying upon any statement or any representation of any agent of the parties being released hereby.  The Tipperary Parties and Intervenors, and each of them, are relying on their own judgment and have been represented by their own legal counsel in this matter.

12.         The Tri-Star Parties expressly represent and warrant and do hereby state that no promise or agreement which is not herein expressed has been made to them in executing the releases contained in this Agreement, and that they are not relying upon any statement or representation of any of the parties being released hereby.  The Tri-Star Parties, and each of them, are relying upon their own judgment and each has been represented by their own legal counsel in this matter.

13.         The Tipperary Parties and Intervenors, on the one hand, and the Tri-Star Parties, on the other hand, expressly waive and assume the risk of any and all other claims that may exist against each other as of the Settlement Date and are not dealt with in this Agreement, but which they do not know or suspect to exist, whether through ignorance, oversight, error, or otherwise, and which, if known, would materially affect their decision to enter into this Agreement.

14.         The parties represent and warrant that the individuals executing this Agreement and all Exhibits are authorized to act on behalf of the parties to this Agreement to the extent of their Interest.

15.         The parties agree and undertake that the terms of this Agreement are confidential to the parties and shall not be disclosed except with the consent of all parties, or to the extent as may be required by the Joint Operating Agreement; provided, the Tipperary Parties in their sole discretion may make such public disclosures as are necessary to comply with the laws and regulations of the United States, any state thereof, or the government of Queensland; The Parties may deliver a statement to the Department of Natural Resources, Minerals and Energy in Queensland, stating (i) that the Parties have entered into a Settlement Agreement in which they have agreed to resolve their differences, conditioned upon obtaining certain Government consents; and (ii) if these conditions are satisfied, it is agreed that Tri-Star will assign the Permits to the Tipperary Parties.

DISPUTE RESOLUTION

16.         Any controversy, claim or dispute among the Parties hereto arising out of or related to this Agreement or exhibits hereto that cannot be settled amicably by the Parties shall be settled by binding arbitration in accordance with the Texas General Arbitration Act upon the written request of one Party after the service of that request on the other Party.  Such demand for arbitration shall be made within thirty (30) days after the controversy, claim or dispute arises and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such controversy, claim or dispute would be barred by the applicable statues(s) of limitation.  The Parties hereto shall appoint a mutually acceptable single impartial arbitrator to hear and determine

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the dispute; provided, however if the Parties are unable to mutually agree upon an arbitrator within thirty (30) days after a demand for arbitration, the arbitrator shall be selected by Senior State District Court Judge sitting in Harris County, Texas, from qualified arbitrators with at least 10 years experience in the subject of the primary controversy.  Such arbitrator must be someone who is subject to the personal jurisdiction of the Texas State District Court.  The arbitrator will conduct the arbitration process and make a written arbitration award within ninety (90) days after the date of his or her selection as arbitrator.  If the original arbitration award is not delivered to the Parties by the arbitrator within such ninety (90) days, the Parties shall agree on another arbitrator and if that arbitrator does not deliver an arbitration award within ninety (90) days of appointment, then the Parties are excused from any further duty to arbitrate the claims raised in the arbitration process and may resort to legal process for enforcement of their respective rights and remedies.  Each Party to the arbitration shall bear its equal proportionate share of the costs of the arbitration, including the arbitrator’s fees and expenses and any court reporter’s fees and expenses or expenses associated with the facility in which the arbitration is to be held.  Each Party will bear its own attorneys’ fees and expenses and any fees or expenses incurred by a witness called by that Party to testify either in person or by deposition.  All provisions of the Texas General Arbitration Act not in conflict with this arbitration agreement are applicable to the arbitration conducted under this clause. This provision does not prevent any party from seeking urgent extraordinary, interlocutory, injunctive, (prohibitive or mandatory, see, eg. Paragraph 1.2 (i) of Exhibit C) or declaratory relief or an order for specific performance from a court of competent jurisdiction to compel performance of this agreement, including the payment of money, where, in that party’s reasonable opinion, that action is necessary to protect that party’s rights.

GENERAL

17.         This Agreement is made under the laws of Texas, United States of America, and with the exception of duties or obligations performable in Queensland, the courts of Texas have exclusive jurisdiction in relation to its subject-matter. Venue for any case filed in the United States of America shall be Harris County, Texas.  Prior to the Settlement Date, the 238th District Court of Midland County, Texas shall retain jurisdiction over the parties and until the Settlement Date shall have jurisdiction and authority to enforce this Agreement.  As to duties or obligations performable in Queensland, the Tipperary Parties and the Tri-Star Parties consent to jurisdiction in the Supreme Court of Queensland.  This paragraph 17 is subject in its entirety to the provisions of paragraph 16.

18.         All references to dollars, “$” or to currency are to the lawful currency of the United States of America.

19.         The provisions of Exhibit ‘F’ are incorporated herein, so far as any Australian taxes or duties are or may be payable in connection with the subject-matter of this Agreement.

20.         The Tipperary Parties and Intervenors acknowledge and agree that notwithstanding any other provision of this Agreement except as provided in paragraph 7a. iii. above, the Tri-Star Parties shall continue to hold and enjoy those interests reserved to  them under the terms of that Deed made on February 14, 2002 with Origin Energy CSG Limited, and the Tipperary Parties and Intervenors shall not prevent or hinder the Tri-Star Parties exercise of their rights pursuant to that Deed.

21.         Each party understands, acknowledges and agrees that the negotiation, execution and performance of this Settlement Agreement shall not constitute, or be construed as, an admission

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of any liability of any wrongdoing on the part of any party.

22.         The Tipperary Parties, Intervenors and  the Tri-Star Parties each warrant and represent that they have read this Settlement Agreement, that it has been fully discussed with them by their respective attorneys who have explained it to them, and that they understand it and the consequences of signing the same.

23.         This Settlement Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns, provided that reference to Tipperary Party in Paragraph 7 is a reference to the Tipperary Parties personally and not to any assignee.

24.         This Settlement Agreement may be executed in two or more counterparts, each of which shall, upon execution and delivery of identical counterparts by all parties, comprise a single agreement.

25.         Any notice required to be given herein shall be delivered to the respective parties at the following addresses:

Tipperary Parties		Tri-Star Parties		Intervenors

Level 20,307 Queen Street		Level 35 Riverside Centre		Craig Ltd.
Brisbane, QLD 4000		123 Eagle Street		500 W. Texas
		Brisbane, QLD 4000		Suite 1290
Midland, Texas 79701

cc:	633 17th Street	cc:	Three Riverway,	Mary Blanton Kennedy, Individually and as Executrix of the Estate of W.D. Kennedy, Deceased
	Suite 1550		Suite 1930
	Denver, Colorado 80202		Houston, Texas 77056

550 W. Texas
Suite 1225
Midland, Texas 79701

26.         The entire agreement of the parties is contained herein.

IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be executed effective the first day written.

THE TIPPERARY PARTIES:

/s/ David L. Bradshaw
Tipperary Corporation

/s/ David L. Bradshaw
Tipperary Oil & Gas Corporation

/s/ David L. Bradshaw
Tipperary CSG, Inc

/s/ David L. Bradshaw
Tipperary Oil & Gas (Australia) Pty Ltd

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/s/ David L. Bradshaw
Tipperary Queensland, Inc.

INTERVENORS:

/s/ Mary Blanton Kennedy
Mary Blanton Kennedy, Individually and as
Executrix of the Estate of W. D. Kennedy, Deceased

/s/ Earle M. Craig, Jr.
Craig, Ltd.

THE TRI-STAR PARTIES:

/s/ James H. Butler, Jr.
Tri-Star Petroleum Company

/s/ James H. Butler
James H. Butler, Sr.

/s/ James H. Butler, Jr.
James H. Butler, Jr.

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List of Exhibits

A.           Permit Assignments – ATP & PLs & PPL and Transfers of Landowner Easements

B.             Miller & Wallace Assignment

C.             Retained ORRI

D.            US and Australian Dismissal documents

E.              Working Interest Assignment by T-S to Tipperary Queensland, Inc.

F.              Goods and Services Tax

G.             AU Deed of Charge for Tipperary Queensland, Inc.

H.            US Security Agreement for Tipperary Queensland, Inc.

I.                 Easement Assignments

Exhibit ‘A’

Permit Assignments

Form P

Petroleum Act 1923

APPLICATION BY HOLDER OF AUTHORITY TO PROSPECT FOR AUTHORITY TO EXTEND TO OTHERS

(Section 23), (Regulation 23B)

(To be used where an Authority to Prospect is to be transferred)

Full Name of Holder/s	Full Address/es	Percentage interest(s)
Tri-Star Petroleum Company	Suite 1930, 3 Riverway, Houston, 77056 Texas, United States of America	100.0000%

I/We, the above mentioned holder/s* of Authority to Prospect No. 526P do hereby make application to the Minister for vesting of all my/our entitlements with respect to the whole of the land the subject of Authority to Prospect No. 526P in the proposed holder/s*, being the person/s specified hereunder for the percentage interest shown against their respective name.

Authority to Prospect No. 526P is attached hereto.

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

In the event of the Minister giving his approval to this application, I/We the proposed holder/s do hereby accept the entitlements under Authority to Prospect No. 526P subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand/s this                          day of  October, 2004.

Signed by the said

Signature/s of Holder/s

In the presence of

(Witness)

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And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

3

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.

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Form P

Petroleum Act 1923

APPLICATION BY HOLDER OF AUTHORITY OF PROSPECT FOR AUTHORITY TO EXTEND TO OTHERS

(Section 23), (Regulation 23B)

(To be used where an Authority to Prospect is to be transferred)

Full Name of Holder/s	Full Address/es	Percentage interest(s)
Tri-Star Petroleum Company	Suite 1930, 3 Riverway, Houston, 77056 Texas, United States of America	100.0000%

I/We, the above mentioned holder/s* of Authority to Prospect No. 745P do hereby make application to the Minister for vesting of all my/our entitlements with respect to the whole of the land the subject of Authority to Prospect No. 745P in the proposed holder/s*, being the person/s specified hereunder for the percentage interest shown against their respective name.

Authority to Prospect No. 745P is attached hereto.

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.97147497%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.15534442%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.93277424%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.69243879%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.14288038%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.34621940%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.75886780%

In the event of the Minister giving his approval to this application, I/We the proposed holder/s do hereby accept the entitlements under Authority to Prospect No. 745P subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand/s this                         day of  October, 2004.

Signed by the said
Signature/s of Holder/s
In the presence of

(Witness)
And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

5

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

6

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.

7

Form P

Petroleum Act 1923

APPLICATION BY HOLDER OF AUTHORITY OF PROSPECT FOR AUTHORITY TO EXTEND TO OTHERS

(Section 23), (Regulation 23B)

(To be used where an Authority to Prospect is to be transferred)

Full Name of Holder/s	Full Address/es	Percentage interest(s)
Tri-Star Petroleum Company	Suite 1930, 3 Riverway, Houston, 77056 Texas, United States of America	100.0000%

I/We, the above mentioned holder/s* of Authority to Prospect No. 653P do hereby make application to the Minister for vesting of all my/our entitlements with respect to the whole of the land the subject of Authority to Prospect No. 653P in the proposed holder/s*, being the person/s specified hereunder for the percentage interest shown against their respective name.

Authority to Prospect No. 653P is attached hereto.

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.97147497%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.15534442%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.93277424%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.69243879%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.14288038%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.34621940%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.75886780%

In the event of the Minister giving his approval to this application, I/We the proposed holder/s do hereby accept the entitlements under Authority to Prospect No. 653P subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand/s this                      day of  October, 2004.

Signed by the said

Signature/s of Holder/s

In the presence of

(Witness)

8

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

9

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.

10

Petroleum Act 1923

Section 61

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM LEASE

Subject to the consent of the Minister pursuant to Section 61 of the Act, I/We               TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,     ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Lease(s) Number(s)   PL 90                              do hereby transfer all right, title and interest in the said Petroleum Lease(s) Number(s)      PL 90                      to the following entities in the following undivided interests:

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Lease(s) Number(s)...... PL 90...............

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Lease(s) Number(s)                          PL 90

11

                subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                              day of                                          , 20    .

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

12

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)
And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of  all holders and proposed holders authorised to sign for their Companies.

13

Petroleum Act 1923

Section 61

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM LEASE

Subject to the consent of the Minister pursuant to Section 61 of the Act, I/We                          TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                          SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,                ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Lease(s) Number(s)                     PL 91                                                             do hereby transfer all

right, title and interest in the said Petroleum Lease(s) Number(s)                PL 91

to the following entities in the following undivided interests

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Lease(s) Number(s)       PL 91

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Lease(s) Number(s)                        PL

91                                                   subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                                                                          day

of                                                                                                                              , 2004.

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

15

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of all holders and proposed holders authorised to sign for their Companies.

16

Petroleum Act 1923

Section 61

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM LEASE

Subject to the consent of the Minister pursuant to Section 61 of the Act, I/We                                              TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                                      SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,                     ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Lease(s) Number(s)                PL 92                                                                                        do hereby transfer all

right, title and interest in the said Petroleum Lease(s) Number(s)                  PL 92

to the following entities in the following undivided interests

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Lease(s) Number(s)          PL 92

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Lease(s) Number(s)                     PL

92                                           subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                                                                      day

of                                                                                                                                                                              , 2004.

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

18

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of all holders and proposed holders authorised to sign for their Companies.

19

Petroleum Act 1923

Section 61

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM LEASE

Subject to the consent of the Minister pursuant to Section 61 of the Act, I/We                                  TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                                  SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,                        ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Lease(s) Number(s)                      PL 99                                               do hereby transfer all

right, title and interest in the said Petroleum Lease(s) Number(s)                      PL 99

to the following entities in the following undivided interests:

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Lease(s) Number(s)              PL 99

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Lease(s) Number(s)                        PL

99                                       subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                                                             day

of                                                                                                                                                                    , 2004 .

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

21

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of all holders and proposed holders authorised to sign for their Companies.

22

Petroleum Act 1923

Section 61

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM LEASE

Subject to the consent of the Minister pursuant to Section 61 of the Act, I/We                       TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                                 SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,                  ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Lease(s) Number(s)                  PL 100                                                                                                 do hereby transfer all

right, title and interest in the said Petroleum Lease(s) Number(s)                       PL 100                                 to the following entities in the following undivided interests

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Lease(s) Number(s)           PL 100

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Lease(s) Number(s)                                    PL

100                                     subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                                                                        day

of                                                                                                                                                                                        , 2004.

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

24

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of all holders and proposed holders authorised to sign for their Companies.

25

Petroleum Act 1923

Section 74

TRANSFER OF INTERESTS (WHOLE OR PART) IN A PETROLEUM PIPELINE LICENCE

Subject to the consent of the Minister pursuant to Section 74 of the Act, I/We                            TRI-STAR PETROLEUM COMPANY A.R.B.N. 050 415 739

{Company Name(s) and ACN(s) or ARBN(s) in Full}

of                                      SUITE 1930, 3 RIVERWAY, HOUSTON, TEXAS, UNITED STATES OF AMERICA

{Full Address(es) of Holder(s)}

being the holder(s) of,                    ONE HUNDRED PER CENT (100%) OF INTERESTS

{Share(s) or Interest(s) held}

in Petroleum Pipeline Licence(s) Number(s)                     PPL76                                                                  do hereby transfer all

right, title and interest in the said Petroleum Pipeline Licence(s) Number(s)                  PPL76

to the following entities in the following undivided interests:

Full Name of Proposed Holder/s	Full Address/es	Percentage interest(s)
Tipperary Oil & Gas (Australia) Pty Ltd	Level 20, 307 Queen Street, Brisbane, Qld. 4000	61.9062500%
Tipperary Oil & Gas Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	24.2421875%
Tipperary Corporation	633 17th Street, Suite 1550, Denver, Colorado 80202	2.9296875%
Tipperary CSG, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	4.6875000%
Tipperary Queensland, Inc.	633 17th Street, Suite 1550, Denver, Colorado 80202	2.1406250%
Craig, Ltd.	500 W. Texas, Suite 1290 Midland, Texas 79701	2.3437500%
Mary Blanton Kennedy, Individually and as Executrix of the Estate of W. D. Kennedy, Deceased	550 W. Texas, Suite 1225 Midland, Texas 79701	1.7500000%

who warrants that it is eligible pursuant to the Petroleum Act 1923 to hold Petroleum Pipeline Licence(s) Number(s)              PPL 76

and the parties hereby request that Ministerial consent to this assignment be given, and the transfer registered at the Department of Natural Resources and Mines accordingly.

In the event of the Minister giving his approval to this application, I/We the proposed holder(s) do hereby accept the entitlements under Petroleum Pipeline Licence(s) Number(s)                   PPL 76                                   subject to all stipulations and conditions as the Minister shall determine.

In witness whereof, I/We hereto set my/our hand(s) this                                                                               day

of                                                                                                                                                                                         , 2004.

Signed by the said

Signature(s) of Current Holder(s)

In the presence of

(Witness)

And by the said

Signature(s) of Proposed Holder(s)

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

(Witness)

And by the said

Signature/s of Proposed Holder/s

In the presence of

(Witness)

*All current and proposed holders must complete this application.  Where applicable, company seals should endorse the signature(s) of all holders and proposed holders authorised to sign for their Companies.

Exhibit ‘B’

2.25% Working Interest Assignment

Note for the Form 8-K filing

Exhibit B consists of copies of the executed assignments from Bert C. Wallace to Tri-Star Petroleum Company dated February 1, 2002 and from Kirk Miller to Tri-Star Petroleum Company dated January 1, 2002.    These assignments document how Tri-Star came to acquire its 2.25% interest in Comet Ridge that Tri-Star is assigning to Tipperary Queensland as more fully described in Exhibit E of the Settlement Agreement.   Tipperary Corporation believes these 2002 assignments are not material to the Settlement Agreement disclosures and has intentionally omitted them from Exhibit 10.101 of Form 8-K filed by Tipperary Corporation on November 4, 2004.

Copies of these assignments are available by contacting:

Joseph Feiten

Chief Financial Officer

Tipperary Corporation

633 Seventeenth Street, Suite 1550

Denver, CO 80202

Exhibit ‘C’

Retained Overriding Royalty

1.             Retained Overriding Royalty Interest

1.1          Background

(a)                                  Notwithstanding any other provision of this Agreement, Tri-Star has reserved the Retained Overriding Royalty and the Tipperary Parties have agreed to pay the Retained Overriding Royalty.  The right to the Retained Overriding Royalty has been reserved in connection with and solely from the 2.25% Working Interest.  The Retained Overriding Royalty shall not escalate upon the Tipperary Parties acquiring additional working interests.

1.2          Terms of Retained Overriding Royalty Payments

(a)                                  The Retained Overriding Royalty is:

(i)                                     Before Payout under the Joint Operating Agreement dated 15 May 1992, an undivided interest of 2.09309931% of all Sales Proceeds, said percentage being equivalent to 1.5% of 8/8ths divided by the size of the Tipperary Parties interest in Revenue, being 71.6640625%, as provided in Exhibit A, 3., BEFORE PROJECT PAYOUT, Column B of the Joint Operating Agreement.  ; and

(ii)                                  After Payout under the Joint Operating Agreement dated 15 May 1992, an undivided interest of 2.35201882% of all Sales Proceeds said percentage being equivalent to 1.5% of 8/8ths divided by the size of the Tipperary Parties interest in Revenue, being 63.7750000%, as provided in Exhibit A, 3., AFTER PROJECT PAYOUT, Column B of the Joint Operating Agreement.  ; and

(iii)          Before Payout under the Joint Operating Agreement dated 15 May 1992 in relation to ATP 653P and ATP 745P, an undivided interest of 2.09089633% of all Sales Proceeds said percentage being equivalent to 1.5% of 8/8ths divided by the size of the Tipperary Parties interest in Revenue, being 71.73956839%, as provided in Exhibit A, 3., BEFORE PROJECT PAYOUT, Column B of the Joint Operating Agreement; and.

(iv)                              After Payout under the Joint Operating Agreement dated 15 May 1992 in relation to ATP 653P and ATP 745P, an undivided interest of 2.34966680% of all Sales Proceeds said percentage being equivalent to 1.5% of 8/8ths divided by the size of the Tipperary Parties interest in Revenue, being 63.83883884%, as provided in Exhibit A, 3., AFTER PROJECT PAYOUT, Column B of the Joint Operating Agreement.

(b)                                 The Retained Overriding Royalty payable by the Tipperary Parties to Tri-Star shall be calculated on a monthly basis, and paid monthly in arrears.

(c)                                  In relation to the Retained Overriding Royalty, the following terms have the meanings set out below:

(i)                                     Sales Proceeds is (for the purposes of the Agreement) the Revenue to the Tipperary Parties from Petroleum produced from the Tipperary Parties Interests and Permits measured at the Delivery Point or, in the event sale occurs downstream from the Delivery Point, at the point of sale, without reduction for statutory royalty or any costs except the applicable percentage of all costs as are incurred beyond the Delivery Point.

(ii)                                  Tipperary Parties Interests and Permits, in this Agreement, means:

A.                                   all of the beneficial interest of the Tipperary Parties in relation to the Permits and the Joint Operating Agreement;

B.                                     Tipperary Parties Accumulated Gas Balance, including the accumulated gas balance attributable to the 2.25% Working Interest;

And includes any tenement, title or right granted pursuant to the Act or acquired otherwise in substitution for or in replacement of a tenement or a previous replacement tenement forming part of the Tipperary Parties Interests and Permits, or granted over all or any part of the area formerly covered by the tenement or a previous replacement tenement forming part of the Tipperary Parties Interests immediately on or at any time after the expiration or surrender of such tenement or part of such tenement, provided that the Tipperary Parties and Permits or Successor in Title of the Tipperary Parties and Permits has an interest in such tenement, and includes any extension or renewal of any such tenement.

(iii)                               Revenue is that amount that would be determined as an arms length value that would be determined by the royalty section of the Department of Natural Resources, Mines and Energy under the Petroleum Act and means (exclusive of GST) all receipts, revenues, incomes, rights, entitlements and benefits (including future profit sharing and “gas swap” arrangements and recoveries under consequential loss insurance to the extent they compensate for loss of receipts, revenues, incomes, rights, entitlements or benefits that if not lost, would have constituted Revenue), without any deductions, set offs or adjustments of any kind, other than as stated above in paragraph (c)(i) above; provided, Revenue does not include proceeds from any sale of the Permits except to the extent such proceeds represent payment for Petroleum produced from the Tipperary Parties’ Interest and Permits;

(iv)                              Successor in Title, in relation to the Tipperary Parties, includes a person who holds an interest in a Replacement Tenement,

notwithstanding it does not take title thereto by way of Dealing from the Tipperary Parties, if and to the extent that it acquires, upon grant of, or any extension or renewal of any tenement, a right or title which is a Replacement Tenement, or an interest in any Replacement Tenement as a result of any trust, agreement, obligation, right, arrangement or understanding (whether or not in writing and whether or not legally binding) with the Tipperary Parties or a previous Successor in Title;

(v)                                 Tenement means the Permits acquired by the Tipperary Parties pursuant to the Settlement Agreement, and any extension or renewal thereof and any tenement, title or right granted pursuant to the Act or otherwise in substitution for or in replacement of the Tenement or any previous replacement tenement, or granted over all or any part of the area formerly covered by the Tenement or a previous Replacement Tenement immediately or at any time after the expiration or surrender of such Tenement or part of such Tenement, provided that the Tipperary Parties has an interest in such tenement, and includes any extension or renewal of any such tenement;

(vi)                              Dealing means a dealing including, without limitation, to sell, assign, transfer, sublease, declare itself trustee of or to create an encumbrance in respect of or in any other way to dispose of or alienate; and Deal With has a corresponding meaning;

(vii)                           Delivery Point means the first meter where petroleum is delivered to a common carrier, whether or not the pipeline is owned or operated by the Tipperary Parties;

(viii)                        Interest Rate means the rate under Section 48 of the Supreme Court Act.

(d)                                 By the 20th day of each month the Tipperary Parties shall provide to Tri-Star a report detailing:

(i)                                     the quantities of Petroleum produced from the Tenement Area which have been sold or otherwise disposed of to third parties during the previous month; and

(ii)                                  with respect to any Tipperary Party to whom product was sold, the identity of the Tipperary Party;

(iii)                               the price to which the Tipperary Parties are entitled; and

(iv)                              the amount of the Retained Overriding Royalty to which Tri-Star is entitled for the previous month.

(e)                                  Tri-Star will provide a tax invoice in respect of the Retained Overriding Royalty and applicable GST on or before the 25th the month in which the report is given.

(f)                                    The Tipperary Parties will pay to Tri-Star the Retained Overriding Royalty payable on Petroleum sold during the previous month on or before the end of the month.

(g)                                 If an error is discovered in any Retained Overriding Royalty calculation or payment and if the parties are in agreement as to the amount of the error, then such error shall be adjusted, within 30 days of the determination of the error.

(h)                                 If Tri-Star disputes the Retained Overriding Royalty Payment or the figures on which the Retained Overriding Royalty is based in any month, it shall notify the Tipperary Parties.  Tri-Star may also state what Tri-Star believes the Retained Overriding Royalty should have been for the particular month.  Within 7 days of receiving a notice from Tri-Star pursuant to this clause the Tipperary Parties shall notify Tri-Star whether they agree with Tri-Star’s calculation of the Retained Overriding Royalty for the particular month (if provided by Tri-Star).

(i)                                     During the pendency of any dispute between the parties, the Tipperary Parties shall pay Tri-Star on a monthly and timely basis, the greater of the following:

(a)  the amount Tipperary does not dispute is owed to Tri-Star;

(b)  the amount of the last undisputed monthly payment; or

(c)  an amount equal to the average of the last six months monthly payments.

Tri-Star may accept these payments without prejudice to or waiver of its right to receive additional amounts for the months or production covered by the payments and may enforce this obligation by mandatory injunctive relief.

(j)                                     Payment shall be made in immediately available funds on or before the due date by wire transfer or other electronic payment to a nominated account in the State of Texas or Queensland satisfactory to Tri-Star.

(k)                                  If the date on which any payment falls due is not a business day in the place of payment, then the Tipperary Parties’ payment shall be made on or before the business day after the due date for payment on which the designated bank is open in the normal course of business at the place for payment.

(l)                                     The Tipperary Parties shall pay interest on any Arbitrator’s or judicial monetary award at the Interest Rate until paid in full.

1.3          Dealings

(a)                                  Tri-Star may Deal With its interest in the Retained Overriding Royalty or any part of that interest.

(b)                                 The Tipperary Parties must not Deal With all or any part of a Tenement or other part of the Tipperary Parties Interests in favor of any third party unless the Tipperary Parties first obtain from the third party a written agreement to assume and discharge the obligations of the Tipperary Parties under this Exhibit C to the extent of the interest acquired by the third party and provide corresponding security.

1.4          Security

The TQI will provide Tri-Star as security for the terms of this Agreement with the AU and US Security. The parties agree that a copy of the Security and this Agreement shall be lodged with the Department of Natural Resources of Queensland, Australia and noted against each relevant Tenement.  TQI shall also provide Tri-Star with the requisite UCC documents necessary to perfect this security interest under the laws of the State of Texas and Colorado.

1.5          Assignment

The interests of Tri-Star pursuant to this Agreement may be assigned or novated by Tri-Star on notice to the TQI provided, in the case of any novation, that the new party executes an agreement on the same terms as this Exhibit “C” and delivers same to the TQI.

2.             Information

2.1          Tri-Star to receive information

The parties agree that the Tri-Star Parties are entitled to receive the following information relating to all matters the subject of this Exhibit C after the Settlement Date:

(a)                                  Petroleum Sold from the Permits measured at the Delivery Point;

(b)                                 The Tipperary Parties’ Petroleum sale invoices and remittance advices in connection with the Permits or Joint Operating Agreement;

(c)                                  The Tipperary Parties’Invoices and/or remittance advices with any person for the storage, disposal or use of Petroleum production from the Permits;

and the Tipperary Parties shall provide such information accordingly.

3.             Restraint on Assignment

3.1          Assignment of Permits and interests under an Operating Agreement

If any Permit or interest under the Joint Operating Agreement acquired by TQI under this Settlement Agreement is assigned or transferred by TQI after the Settlement Date, the Tipperary Parties must ensure that a relevant interest in the Retained Overriding Royalty and a relevant interest in the obligations under this Agreement are also transferred to the assignee of the Permit or interest, as the case may be.

Exhibit ‘D’

Notices of Discontinuance & Dismissal

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S695/03

Applicant:	TRI-STAR PETROLEUM COMPANY (ABN 80 050 415 739)

AND

First Respondent:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD
(ABN 46 077 536 871)

AND

Second Respondent:	TIPPERARY OIL & GAS CORPORATION
(ABN 18 595 169 951)
AND

Third Respondent:	TIPPERARY CORPORATION (ABN 66 337 311 073)
AND

Fourth Respondent:	CRAIG LTD (ABN 44 598 759 707)
AND

Fifth Respondent:	MARY BLANTON KENNEDY, INDEPENDENT EXECUTRIX OF THE ESTATE OF WILLIAM DUNCAN KENNEDY (ABN 74 667 639 790)
AND

Sixth Respondent:	MARY BLANTON KENNEDY

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the first, second, third, fourth, fifth and sixth respondents.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The first respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the first respondent

Dated:

The second respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the second respondent

Dated:

The third respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the third respondent

Dated:

The fourth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the fourth respondent

Dated:

The fifth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the fifth respondent

Dated:

The sixth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the sixth respondent

Dated:

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S695/03

Applicant:	TRI-STAR PETROLEUM COMPANY (ABN 80 050 415 739)

AND

First Respondent:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD (ABN 46 077 536 871)
AND

Second Respondent:	TIPPERARY OIL & GAS CORPORATION (ABN 18 595 169 951)
AND

Third Respondent:	TIPPERARY CORPORATION (ABN 66 337 311 073)
AND

Fourth Respondent:	CRAIG LTD (ABN 44 598 759 707)
AND

Fifth Respondent:	MARY BLANTON KENNEDY, INDEPENDENT EXECUTRIX OF THE ESTATE OF WILLIAM DUNCAN KENNEDY (ABN 74 667 639 790)
AND

Sixth Respondent:	MARY BLANTON KENNEDY

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the first, second, third, fourth, fifth and sixth respondents.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The first respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the first respondent

Dated:

The second respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the second respondent

Dated:

The third respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the third respondent

Dated:

The fourth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the fourth respondent

Dated:

The fifth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the fifth respondent

Dated:

The sixth respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the sixth respondent

Dated:

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S9766/01

Applicant:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD (ACN 077 536 871)

AND

Respondent:	TRI-STAR PETROLEUM COMPANY (ARBN 050 415 739)

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the respondent.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The respondent consents to this discontinuance.

Signed:

Description:  Solicitor for the respondent

Dated:

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S6870/04

Applicant:	TRI-STAR PETROLEUM COMPANY (ARBN 80 050 415 739)

AND

First Respondent:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD (ACN 077 536 871)

AND

Second Respondent:	TIPPERARY CORPORATION

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the first and second respondents.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The first respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the first respondent

Dated:

The second respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the second respondent

Dated:

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S11625/01

Applicant:	TRI-STAR PETROLEUM COMPANY (ARBN 050 415 739)

AND

First Respondent:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD (ACN 077 536 871)

AND

Second Respondent:	TIPPERARY CORPORATION

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the first and second respondents.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has not been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The first respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the first respondent

Dated:

The second respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the second respondent

Dated:

SUPREME COURT OF QUEENSLAND

REGISTRY:	Brisbane
NUMBER:	S5772/03

Applicant:	TRI-STAR PETROLEUM COMPANY (ABN 80 050 415 739)

AND

First Respondent:	TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD (ACN 077 536 871)

AND

Second Respondent:	TIPPERARY CORPORATION (ARBN 102 958 707)

NOTICE OF DISCONTINUANCE

TAKE NOTICE that the applicant discontinues the whole of the application against the first and second respondents.

Each party to the proceedings bears its own costs.

The applicant does not represent any other person in the proceeding.

The applicant has been served with any affidavit in reply from a respondent.

Signed:

Description:  Solicitors for the applicant

Dated:

The first respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the first respondent

Dated:

The second respondent consents to this discontinuance.

Signed:

Description:  Solicitors for the second respondent

Dated:

Exhibit ‘D’

Notices of Discontinuance & Dismissal

CAUSE NO. CV-42,265

TIPPERARY CORPORATION,	§	IN THE DISTRICT COURT OF
TIPPERARY OIL & GAS	§
CORPORATION and TIPPERARY	§
OIL & GAS (AUSTRALIA) PTY LTD.	§
§
Plaintiff	§
	§	MIDLAND COUNTY, TEXAS,
v.	§
§
TRI-STAR PETROLEUM COMPANY,	§
JAMES H. BUTLER, SR. and JAMES	§
H. BUTLER, JR.	§
§
Defendants.	§	238th JUDICIAL DISTRICT

AGREED MOTION TO DISMISS WITH PREJUDICE

TO THE HONORABLE JUDGE OF THIS COURT:

Come now Plaintiffs, Tipperary Corporation, Tipperary Oil & Gas (Australia) PTY LTD., Tipperary CSG, Inc. and Tipperary Oil & Gas Corporation (hereafter “Plaintiffs”), Intervenors, Mary Blanton Kennedy, Independent Executrix of the Estate of W.D. Kennedy and Craig, LTD.  (hereafter “Intervenors”) and Defendants, Tri-Star Petroleum Company, James H. Butler, Sr., and James H. Butler, Jr. (hereafter “Defendants”), and announce to the Court that they have settled all claims and controversies between them and move this Court to (1) dismiss with prejudice all claims, known and unknown, asserted and unasserted, which may exist between them, (2) to vacate certain interlocutory orders, (3) to release the security previously posted by Plaintiffs and (4) to enter the Order of Dismissal with Prejudice submitted with this Motion.

Respectfully submitted,

By:
Mr. James V. Hammett, Jr.
State Bar No. 08857000

Mr. James V. Hammett, Jr.
Attorney At Law
1004 Walnut Street
P. O. Box 1788
Lampasas, Texas 76550
(512) 556-8585
(512) 556-8586 Fax

Mr. Charles Tighe
Ms. Susan R. Richardson
COTTON, BLEDSOE, TIGHE & DAWSON, P.C.
P. O. Box 2776
Midland, Texas 79702-2776
(432) 684-5782 - Phone
(432) 682-3672 – Fax

Ms. Deborah Essig Taylor
GLAST, PHILLIPS & MURRAY, P.C.
815 Walker, Suite 1250
Houston, Texas 77002
(713) 237-3111
(713) 237-3202 Fax

ATTORNEYS FOR PLAINTIFFS TIPPERARY CORPORATION, TIPPERARY OIL & GAS (AUSTRALIA) PTY LTD., TIPPERARY CSG, INC. AND TIPPERARY OIL & GAS CORPORATION

By:
Mr. Charles Tighe
State Bar No. 20024000

Mr. Charles Tighe
Ms. Susan R. Richardson
COTTON, BLEDSOE, TIGHE & DAWSON, P.C.
P. O. Box 2776

Midland, Texas 79702-2776
(432) 684-5782 - Phone
(432) 682-3672 – Fax

Mr. James V. Hammett, Jr.
Attorney At Law
1004 Walnut Street
P. O. Box 1788
Lampasas, Texas 76550
(512) 556-8585
(512) 556-8586 Fax

Ms. Deborah Essig Taylor
GLAST, PHILLIPS & MURRAY, P.C
815 Walker, Suite 1250
Houston, Texas 77002
(713) 237-3111
(713) 237-3202 Fax

ATTORNEYS FOR INTERVENORS, MARY BLANTON KENNEDY, INDEPENDENT EXECUTRIX OF THE ESTATE OF W.D. KENNEDY AND CRAIG, LTD.

MCGINNIS, LOCHRIDGE & KILGORE, L.L.P.

By:
Patton G. Lochridge
State Bar No. 12458500

Patton G. Lochridge
State Bar No. 12458500
919 Congress Avenue
1300 Capitol Center
Austin, Texas 78701
(512) 495-6044 – Phone
(512) 505-6344 – Fax

ATTORNEYS FOR DEFENDANTS TRI-STAR PETROLEUM COMPANY, JAMES H. BUTLER, SR. and JAMES H. BUTLER, JR.

CERTIFICATE OF SERVICE

I hereby certify that a true and correct copy of the above and foregoing document was served via                                   , on this                             day of                          , 2004, to all counsel of record as follows:

Charles Tighe
Susan R. Richardson
COTTON, BLEDSOE, TIGHE & DAWSON, P.C.
P. O. Box 2776
Midland, Texas 79702-2776

Deborah Essig Taylor
GLAST, PHILLIPS & MURRAY, P.C.
815 Walker Street, Suite 1200
Houston, Texas 77002

James V. Hammett, Jr.
Attorney at Law
P. O. Box 786
Lampasas, Texas 76550

Russell L. Foster
CARVER, DARDEN, KORETZKY, TESSIER,
FINN, BLOSSMAN & AREAUX, L.L.C.
Energy Centre
1100 Poydras Street, Suite 2700
New Orleans, Louisiana 70163

Patton G. Lochridge

CAUSE NO. CV-42,265

TIPPERARY CORPORATION,	§	IN THE DISTRICT COURT OF
TIPPERARY OIL & GAS	§
CORPORATION and TIPPERARY	§
OIL & GAS (AUSTRALIA) PTY LTD.	§
§
Plaintiff	§
	§	MIDLAND COUNTY, TEXAS,
v.	§
§
TRI-STAR PETROLEUM COMPANY,	§
JAMES H. BUTLER, SR. and JAMES	§
H. BUTLER, JR.	§
§
Defendants.	§	238th JUDICIAL DISTRICT

ORDER OF DISMISSAL WITH PREJUDICE

On this              day of October, 2004, came on to be heard the Agreed Motion to Dismiss with Prejudice filed by Plaintiffs, Tipperary Corporation, Tipperary Oil & Gas (Australia) PTY LTD., Tipperary CSG, Inc., and Tipperary Oil & Gas Corporation (hereafter “Plaintiffs”), Intervenors, Mary Blanton Kennedy, Independent Executrix of the Estate of W.D. Kennedy and Craig, LTD. (hereafter “Intervenors”) and Defendants, Tri-Star Petroleum Company’s, James H. Butler, Sr. and James H. Butler Jr.’s (“Defendants”).

The parties appeared by and through their attorneys of record, and announced that a settlement of all claims between them had been reached.  The Court, upon considering the representations by counsel for Plaintiffs, Intervenors and Defendants, is of the opinion and finds that the following Order should be and hereby is, entered.

It is ORDERED, ADJUDGED, and DECREED, that all claims and causes of action, known or unknown, which have been asserted or could have been asserted by Plaintiffs against Defendants or Intervenors be and hereby are, in all things DISMISSED WITH PREJUDICE to the refiling of same.

It is ORDERED, ADJUDGED, and DECREED, that all claims and causes of action, known or unknown, which have been asserted or could have been asserted by Intervenors against Defendants or Plaintiffs be and hereby are, in all things DISMISSED WITH PREJUDICE to the refiling of same.

It is ORDERED, ADJUDGED, and DECREED, that all claims and causes of action, known or unknown, which have been asserted or could have been asserted by Defendants against Plaintiffs or Intervenors be and hereby are, in all things DISMISSED WITH PREJUDICE to the refiling of same.

It is further ORDERED, ADJUDGED, and DECREED that as to the claims between one and another, Plaintiffs, Intervenors and Defendants shall each bear their own costs, expenses and attorneys’ fees.

It is further ORDERED, ADJUDGED, and DECREED that all previous ORDERS of this Court awarding sanctions or attorneys’ fees be, and hereby are VACATED.

It is further ORDERED, ADJUDGED, and DECREED that the TEMPORARY INJUCTION previously entered in this case be, and hereby is, DISSOLVED, and that the Clerk is hereby directed to return to Plaintiffs any bond or other security posted in connection with such Temporary Injunction.

As between Plaintiffs, Intervenors, and Defendants, all relief not specifically granted herein is hereby DENIED.

Signed and entered this               day of October, 2004.

Honorable John G. Hyde, Judge Presiding

Approved as to Form and Substance:

MCGINNIS, LOCHRIDGE & KILGORE, L.L.P.
1300 Capitol Center
919 Congress Avenue
Austin, Texas 78701

Patton G. Lochridge
SBN: 12458500

Attorneys for Defendants Tri-Star Petroleum Company, James H. Butler, Sr. and James H. Butler, Jr.

James V. Hammett, Jr.
SBN: 08857000

Mr. James V. Hammett, Jr.
Attorney At Law
1004 Walnut Street
P. O. Box 1788
Lampasas, Texas 76550

Mr. Charles Tighe
Ms. Susan R. Richardson
COTTON, BLEDSOE, TIGHE & DAWSON, P.C.
500 W. Illinois, Suite 300
P. O. Box 2776
Midland, Texas 79702-4337

Ms. Deborah Essig Taylor
GLAST, PHILLIPS & MURRAY, P.C.
815 Walker Street, Suite 1200
Houston, Texas 77002

Attorneys For Plaintiffs Tipperary Corporation, Tipperary Oil & Gas (Australia) PTY LTD., Tipperary CSG, Inc., and Tipperary Oil & Gas Corporation

Charles Tighe
SBN: 20024000

Mr. Charles Tighe
Ms. Susan R. Richardson
COTTON, BLEDSOE, TIGHE & DAWSON, P.C.
500 W. Illinois, Suite 300
P. O. Box 2776
Midland, Texas 79702-4337

Mr. James V. Hammett, Jr.
Attorney At Law
1004 Walnut Street
P. O. Box 1788
Lampasas, Texas 76550

Ms. Deborah Essig Taylor
GLAST, PHILLIPS & MURRAY, P.C.
815 Walker Street, Suite 1200
Houston, Texas 77002

Attorneys for Intervenors, Mary Blanton Kennedy, Independent Executrix Of The Estate Of W.D. Kennedy and Craig, LTD.

Exhibit ‘E’

Working Interest Assignment

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

ATP 526P

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tri-Star Petroleum Company, whose address is Suite 1930, 3 Riverway, Houston, 77056 Texas, United States of America, hereinafter called “Assignor,” does hereby grant, sell, assign, transfer and deliver unto Tipperary Queensland, Inc., its successors and assigns, hereinafter called “Assignee,” Assignor’s undivided interest (which is not less than the interest credited to Assignee below) in and to all rights and interests of Assignor in that certain Joint Operating Agreement dated 15 May 1992, (referred to herein as “the Operating Agreement”, and made a part hereof by this reference), together with 1) Assignor’s undivided interest, if any, in and to, and Assignor’s right to acquire an undivided interest in and to, all personal and mixed property located on the lands covered by the Permits and used in operations conducted on same, whether located on or off the Permits, and 2) Assignor’s undivided interests in and to, and the right to acquire an undivided interest in and to, any and all gas purchase and sale agreements, crude purchase and sale agreements, gas pipeline agreements, volumetric or other production payments of any nature, leases of equipment or facilities and any and all other agreements and rights which are (i) appurtenant to the Permits or Wells, or (ii) used or held for use in connection with the ownership or operation of the Wells or with the production, treatment, sale or disposal of water, hydrocarbons, or associated substances produced, used or disposed of in connection with the Wells or the Permits, free of liens, claims and encumbrances; all of such assigned interests are subject to and conditional upon the Retained Overriding Royalty under that Settlement Agreement and Mutual Release made by the parties on                October, 2004 (the “Settlement Agreement”), which is incorporated herein by reference which Retained Overriding Royalty is hereby RESERVED unto Tri-Star Petroleum Company, and excluding those interests reserved to or otherwise to be acquired by the Tri-Star Parties (as defined in the Settlement Agreement) under the terms of the Deed of February 14, 2002 made with Origin Energy CSG, Ltd, which interests are hereby specifically excepted and reserved by Assignor.

The interests previously credited to Assignor by virtue of the assignments from Miller and Wallace as identified in the Settlement Agreement under “Percentage interest of the parties to this agreement” in Exhibit “A” of the Joint Operating Agreement shall as of the Effective Date hereof be credited, subject to the Retained Overriding Royalty, as follows:

C
		B	In Acquisition,
		In Leasehold	Drilling,
		Ownership and	Development,
	A	Lease Operating	Workover, and
	In Production	Expenses	Capital Costs
	(%)	(%)	(%)
BEFORE PROJECT PAYOUT
Tipperary Queensland, Inc.	1.92656250	2.14062500	2.25000000

	(%)	(%)	(%)
AFTER PROJECT PAYOUT
Tipperary Queensland, Inc.	1.71000000	1.90000000	1.90000000

As part of the consideration herefor, Assignee agrees to pay its proportionate share of all costs and expenses and be responsible for any claims or liabilities incurred under the Operating Agreement with respect to the above described interest from and after the Effective Date hereof.  This Assignment may be executed in counterparts, each of which shall be considered an original hereof.

Assignor specially warrants title to the rights and interests conveyed herein and agrees, for itself, its successors and assigns, to defend the title of Assignee, its successors and assigns, to said rights and interests against every person whomsoever claiming the same or any part thereof, by, through and under Assignor, but not otherwise.  This assignment is made with full substitution and subrogation in and to all of the rights and actions or warranties which Assignor has or may have against Assignor’s predecessor-in-title.

ASSIGNEE UNDERSTANDS AND AGREES THAT THE WELLS, EQUIPMENT AND OTHER ITEMS OF PERSONALTY WHICH MAY BE COVERED HEREBY ARE USED AND SOLD ON AN “AS IS” AND “WHERE IS” BASIS AND WITH ALL FAULTS, IF ANY.  ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE FOR ANY CLAIMS, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY, INCIDENTALLY OR CONSEQUENTIALLY BY SAID WELLS, EQUIPMENT OR PERSONAL PROPERTY, BY AND ANY INADEQUACY THEREOF OR THEREWITH, ARISING IN STRICT LIABILITY OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS AGREEMENT.  ASSIGNOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SAID WELLS, EQUIPMENT AND PERSONAL PROPERTY AND EXPRESSLY DISCLAIMS ANY WARRANTIES WITH RESPECT THERETO.

This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to any provision of Texas law that would require the application of the law of a different jurisdiction.

IN WITNESS WHEREOF, this Assignment is executed on the dates of the acknowledgements, effective the first day of month of the last acknowledgement hereto, the “Effective Date”.

ASSIGNOR
Tri-Star Petroleum Company

By:

ASSIGNEE
Tipperary Queensland, Inc.

By:

(print:)

STATE OF TEXAS

COUNTY OF

On this                       day of                              , 2004, before me appeared                     , to me personally known, who being by me duly sworn, did say that he/she has the position of                                                of Tri-Star Petroleum Company, and that said instrument was signed and delivered in behalf of said corporation by the authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public, State of

Printed Name:

My Commission Expires:

STATE OF TEXAS

COUNTY OF

On this                    day of                            , 2004, before me appeared                           , to me personally known, who being by me duly sworn, did say that he/she has the position of                                                 of Tipperary Queensland, Inc., and that said instrument was signed and delivered in behalf of said corporation by the authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public, State of

Printed Name:

My Commission Expires:

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

ATP 653P/ 745P

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tri-Star Petroleum Company, whose address is Suite 1930, 3 Riverway, Houston, 77056 Texas, United States of America, hereinafter called “Assignor,” does hereby grant, sell, assign, transfer and deliver unto Tipperary Queensland, Inc., its successors and assigns, hereinafter called “Assignee,” Assignor’s undivided interest (which is not less than the interest credited to Assignee below) in and to all rights and interests of Assignor in the Joint Operating Agreement dated May 15, 1992, (referred to herein as “the Operating Agreement”, and made a part hereof by this reference), together with 1) Assignor’s undivided interest, if any, in and to, and Assignor’s right to acquire an undivided interest in and to, all personal and mixed property located on the lands covered by the Permits and used in operations conducted on same, whether located on or off the Permits, and 2) Assignor’s undivided interests in and to, and the right to acquire an undivided interest in and to, any and all gas purchase and sale agreements, crude purchase and sale agreements, gas pipeline agreements, volumetric or other production payments of any nature, leases of equipment or facilities and any and all other agreements and rights which are (i) appurtenant to the Permits or Wells, or (ii) used or held for use in connection with the ownership or operation of the Wells or with the production, treatment, sale or disposal of water, hydrocarbons, or associated substances produced, used or disposed of in connection with the Wells or the Permits, free of liens, claims and encumbrances; all of such assigned interests are subject to and conditional upon the Retained Overriding Royalty under that Settlement Agreement and Mutual Release made by the parties on         October, 2004 (the “Settlement Agreement”), which is incorporated herein by reference which Retained Overriding Royalty is hereby RESERVED unto Tri-Star Petroleum Company, and excluding those interests reserved to or otherwise to be acquired by the Tri-Star Parties (as defined in the Settlement Agreement) under the terms of the Deed of February 14, 2002 made with Origin Energy CSG, Ltd, which interests are hereby specifically excepted and reserved by Assignor.

The interests herein assigned shall as of the Effective Date hereof be credited, subject to the Retained Overriding Royalty in Exhibit “A” of the Joint Operating Agreement as follows:

C
		B	In Acquisition,
		In Leasehold	Drilling,
		Ownership and	Development,
	A	Lease Operating	Workover, and
	In Production	Expenses	Capital Costs
	(%)	(%)	(%)
BEFORE PROJECT PAYOUT
Tipperary Queensland, Inc.	1.92859234	2.14288038	2.25242586

	(%)	(%)	(%)
AFTER PROJECT PAYOUT
Tipperary Queensland, Inc.	1.71171171	1.90190190	1.90190190

As part of the consideration herefor, Assignee agrees to pay its proportionate share of all costs and expenses and be responsible for any claims or liabilities incurred under the Operating Agreement with respect to the above described interest from and after the Effective Date hereof.  This Assignment may be executed in counterparts, each of which shall be considered an original hereof.

Assignor specially warrants title to the rights and interests conveyed herein and agrees, for itself, its successors and assigns, to defend the title of Assignee, its successors and assigns, to said rights and interests against every person whomsoever claiming the same or any part thereof, by, through and under Assignor, but not otherwise.  This assignment is made with full substitution and subrogation in and all of the rights and actions or warranties which Assignor has or may have against Assignor’s predecessor-in-title.

ASSIGNEE UNDERSTANDS AND AGREES THAT THE WELLS, EQUIPMENT AND OTHER ITEMS OF PERSONALTY WHICH MAY BE COVERED HEREBY ARE USED AND SOLD ON AN “AS IS” AND “WHERE IS” BASIS AND WITH ALL FAULTS, IF ANY.  ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE FOR ANY CLAIMS, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY, INCIDENTALLY OR CONSEQUENTIALLY BY SAID WELLS, EQUIPMENT OR PERSONAL PROPERTY, BY AND ANY INADEQUACY THEREOF OR THEREWITH, ARISING IN STRICT LIABILITY OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS AGREEMENT.  ASSIGNOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SAID WELLS, EQUIPMENT AND PERSONAL PROPERTY AND EXPRESSLY DISCLAIMS ANY WARRANTIES WITH RESPECT THERETO.

This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to any provision of Texas law that would require the application of the law of a different jurisdiction.

IN WITNESS WHEREOF, this Assignment is executed on the dates of the acknowledgements, effective the first day of month of the last acknowledgement hereto, the “Effective Date”.

ASSIGNOR
Tri-Star Petroleum Company

By:

ASSIGNEE
Tipperary Queensland, Inc.

By:

(print:)

STATE OF TEXAS

COUNTY OF [insert]

On this                    day of                           , 2004, before me appeared                                                , to me personally known, who being by me duly sworn, did say that he/she has the position of                                                 of Tri-Star Petroleum Company, and that said instrument was signed and delivered in behalf of said corporation by the authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public, State of

Printed Name:

My Commission Expires:

STATE OF TEXAS

COUNTY OF [insert]

On this                     day of                            , 2004, before me appeared                                                , to me personally known, who being by me duly sworn, did say that he/she has the position of                                                 of Tipperary Queensland, Inc., and that said instrument was signed and delivered in behalf of said corporation by the authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public, State of

Printed Name:

My Commission Expires:

Exhibit ‘F’

GST

Exhibit F

Goods and Services Tax

In this Exhibit F, unless the context requires otherwise:

Adjustment Note has the meaning given by the GST Law.

Consideration has the meaning given by the GST Law.

GST has the meaning given by the GST Law.

GST Amount means in relation to a Taxable Supply the amount of GST payable in respect of that Taxable Supply.

GST Group has the meaning given by the GST Law.

GST Law has the meaning given by the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Input Tax Credit has the meaning given by the GST Law and a reference to an Input Tax Credit entitlement of a party includes an Input Tax Credit for an acquisition made by that party but to which another member of the same GST Group is entitled under the GST Law.

Taxable Supply has the meaning given by the GST Law excluding the reference to section 84-5 of the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Tax Invoice has the meaning given by the GST Law.

1.                                     GST to be added to amounts payable

If GST is payable on a Taxable Supply made under, by reference to or in connection with this Agreement, the party providing the Consideration for that Taxable Supply must also pay the GST Amount as additional Consideration. This clause does not apply to the extent that the Consideration for the Taxable Supply is expressly agreed to be GST inclusive.

2.                                     Tax Invoice and Adjustment Note

No payment of any amount pursuant to clause 1 and no payment of the GST Amount where the Consideration for a Taxable Supply is expressly agreed to be GST inclusive, is required until the supplier has provided a Tax Invoice or Adjustment Note as the case may be to the recipient.

3.                                     Liability net of GST

Any reference in the calculation of Consideration or of any indemnity, reimbursement or similar amount to a cost, expense or other liability incurred by a party, must exclude the amount of any Input Tax Credit entitlement of that party in relation to the relevant cost, expense or other liability.

4.                                     Revenue exclusive of GST

Any reference in this Agreement to price, value, sales, revenue or a similar amount (Revenue), is a reference to that Revenue exclusive of GST.

5.                                     Cost exclusive of GST

Any reference in this Agreement (other than in the calculation of Consideration) to cost, expense or other similar amount (Cost), is a reference to that Cost exclusive of GST.

6.                                     GST obligations to survive termination

This clause will continue to apply after expiration or termination of this Agreement

Exhibit ‘G’

AU Deed of Security for Tipperary Queensland, Inc.

DEED OF SECURITY

TIPPERARY QUEENSLAND INC

and

TRI-STAR PETROLEUM COMPANY

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION

2.	CONSIDERATION

3.	CHARGE & MORTGAGE

4.	PRIORITY AMOUNT

5.	REPRESENTATIONS AND WARRANTIES

6.	GENERAL AND FINANCIAL UNDERTAKINGS

7.	OBLIGATIONS RELATING TO CHARGED PROPERTY

8.	OBLIGATIONS TO PROVIDE FURTHER ASSURANCES

9.	EVENTS OF DEFAULT

10.	CHARGEE’S POWERS

11.	RECEIVERS

12.	EXERCISE OF POWERS

13.	RECEIPT AND APPLICATION OF MONEY

14.	NO OBLIGATION TO EXERCISE RIGHTS OR GIVE CONSENT

15.	CONTINUING SECURITY

16.	PRESERVATION OF CHARGEE’S RIGHTS

17.	POWER OF ATTORNEY

18.	FORCE MAJEURE

19.	JURISDICTION

20.	AMENDMENT IN WRITING

21.	COSTS

22.	ENTIRE AGREEMENT

23.	COUNTERPARTS

24.	SEVERABILITY

25.	MORATORIUM LEGISLATION

26.	ASSIGNMENT

27.	NOTICES

DEED OF SECURITY

Made on           October 2004

BETWEEN	TIPPERARY QUEENSLAND, INC. (ABN ) of 633 17th Street, Suite 1550, Denver, Colorado 80202, United States of America
(‘Chargor’)

AND	TRI-STAR PETROLEUM COMPANY (ARBN 050 415 739) of 3 Riverway, Suite 1930, Houston, Texas 77056, United States of America

(‘Chargee’)

OPERATIVE PROVISIONS

1.                                     DEFINITIONS AND INTERPRETATION

1.1                                In this deed, the following terms have these meanings unless the context otherwise requires:

‘Attorney’ means an attorney appointed under this deed;

‘Authorisation’ includes a consent, authorisation, approval, licence, permit, franchise, permission, filing, registration, resolution, direction, declaration or exemption;

‘Authorised Officer’ means in relation to a body corporate, a person holding or acting in the office of director or secretary, or a person the title of whose office at the body corporate includes the word ‘manager’;

‘Business Day’ means a day other than a Saturday or Sunday on which banks are open for general banking business in Brisbane;

‘Charged Property’ means the undertaking and all the property, assets and rights of the Chargor (whether present or future or situated within or outside Australia) including, without limitation, the goodwill of the Chargor’s business or businesses, but excluding the uncalled and called but unpaid capital (including premiums) for the time being on the shares in the Chargor, and includes the Mortgaged Property, whether that right, property or undertaking (or its right, title or interest in, to, under, connected with or derived from it) is legal, beneficial, equitable or otherwise, and whether held on trust (whether express, implied, constructive, by operation of law or otherwise) for the Chargor and includes any interest in any of the Charged Property the Chargor holds on trust (whether express, implied, constructive, by operation of law or otherwise).

‘Mortgaged Property’ means all the present and future right, title and interest of the Chargor in, to under, connected with and derived from:

(a)                                  the Permits including any title to or interest therein now or at a later time held by the Chargor, and including any title to or interest therein (now or at a later time) held by the Chargor which is legal, beneficial, equitable or otherwise (including as a result of the Chargor holding an interest in any of the Permits on trust, whether express, implied, constructive, by operation of law or otherwise); and

(b)                                 the Contract Area, including any title to or interest in the land included in the Contract Area now or at a later time held by the Chargor, and including any title to or interest therein (now or at a later time) held by the Chargor which is legal, beneficial, equitable or otherwise (including as a result of the Chargor holding an interest in any of the Contract Area on trust, whether express, implied, constructive, by operation of law or otherwise);

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(c)                                  the Joint Operating Agreement; and

(d)                                 every contract for the use by any third party of any of the assets and property of the Chargor included in the Comet Ridge Project or otherwise; and

(e)                                  authorisations, consents and approvals given in relation to the Comet Ridge Project or Joint Operating Agreement or otherwise; and

(f)                                    any other contract, document instrument, agreement, permit, lease, licence, consent, easement, right of way or other right or interest in land, including those which are connected with the Comet Ridge Project or otherwise or which are connected with the construction, operation or maintenance of the Comet Ridge Project or otherwise, or which are connected with the extraction, transportation, treatment or marketing of gas; and

(g)                                 Revenue, bank accounts and the balance of the Chargor’s bank accounts from time to time; and

(h)                                 interests in, and arising under, insurance policies and all proceeds of any claim under those policies; and

(i)                                     manufacturers’ and contractors’ warranties, and other bonds and performance guarantees held by or on behalf of the Chargor; and

(j)                                     each other document or chose in action to which the Chargor is a party or has the benefit of and which is designated a Mortgaged Property by the Chargee by notice in writing to that Chargor; and

(k)                                  all present and future instruments (negotiable or otherwise) in connection with the above, including all choses in action existing at the date of this deed or which arise after that time in favour of the Chargor in connection with the above, including whether that right, title or interest is legal, beneficial, equitable or otherwise, including as a result of the Chargor holding an interest in any of the above on trust (whether express, implied, constructive, by operation of law or otherwise) for the Chargor and including any interest in any of the above the Chargor holds on trust (whether express, implied, constructive, by operation of law or otherwise).

A reference to Mortgaged Property includes any part of it.

‘Contract Area’ has the meaning given that term under the Joint Operating Agreement.

‘Comet Ridge Project’ means all petroleum operations conducted pursuant to or under the authority of the Joint Operating Agreement.

‘Deal with’ means deal with property in any way including, without limitation, offer for sale, grant an option in respect of, create or Dispose of a right in respect of, render or permit to be subject to an Encumbrance, convert, deposit, compromise, and allow a counterclaim or right of set-off to arise in respect of;

‘Dispose of’ means sell, transfer, assign, alienate, surrender, dispose of, deposit, Lease, part with possession of and enter into any agreement or arrangement to do or allow any of these things;

‘Event of Default’ means any of the events specified in clause 10.1;

‘Encumbrance’ means a mortgage, charge, pledge, lien, assignment, hypothecation, retention of title (other than a retention of title in the course of day-to-day trading), or any other right (including, without limitation, under a trust or agency arrangement) of a creditor to have its claims satisfied prior to other creditors with, or from the proceeds of, or by recourse to any asset and includes any agreement, arrangement or deed conferring such a right;

‘Insolvency Event’ means the happening of any of these events:

(a)                                  a bankruptcy notice is issued with respect to a person or any application is made or step is taken to bankrupt a person;

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(b)                                 a person enters into or proposes to enter into a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of any of its creditors;

(c)                                  an order is made or an effective resolution is passed for the winding up of a person.

‘Joint Operating Agreement’ means the agreement dated May 15, 1992 made by the Chargor, the Chargee and others in relation to Authority to Prospect ATP 526P issued under the Petroleum Act, together will all variations, modifications, successor and replacement agreements made by the parties to that agreement.

‘Lease’ means an agreement or arrangement under which property is or may be used, occupied, retained, operated or managed by a person (‘Lessee’) for consideration (of whatever form) payable or provided by the Lessee including, without limitation, a lease, licence, charter, hire purchase or hiring arrangement;

‘Marketable Securities’ has the meaning given to the expression ‘marketable securities’ in the Corporations Act;

‘Permitted Encumbrance’ means:

an Encumbrance:

(i)                                    created with the prior consent in writing of the Chargee; or

(ii)                                 permitted, with the consent in writing of the Chargee, to subsist;

(iii)                              over all or any part of the Charged Property, subject to and in accordance with the conditions (if any) that the Chargee may attach to the consent;

‘Petroleum Act’ means the Petroleum Act, 1923 (Qld).

‘Priority Amount’ means for the purposes of clause 5 the amount of $100 million;

‘Public Authority’ means any government or minister, or any governmental, semi-governmental or judicial entity, department, instrumentality or authority;

‘Revenue’ has the meaning given that term in the Settlement Agreement.

‘Receiver’ means any controller, receiver or receiver and manager appointed under this deed;

‘Secured Money’ means all amounts which the Chargor owes to the Chargee at any time pursuant to Exhibit C (Retained Overriding Royalty) of the Settlement Agreement;

‘Secured Obligations’ means:

(a)                                  the Secured Money; and

(b)                                 all other obligations of the Chargor pursuant to the Settlement Agreement;

and includes, without limitation, the obligation of the Chargor to pay monies to the Chargee under Exhibit C, Clause 1.2(i) of the Settlement Agreement after notification of a dispute under Clause 16 of the Settlement Agreement.

‘Settlement Agreement’ means the agreement of that name made by the Chargor, the Chargee, Tipperary Corporation, Tipperary Oil & Gas (Australia) Pty Limited, Tipperary CSG Inc., and others on the             day of             , 2004, together with all ancillary or collateral agreements and all transactions referred to in that agreement.

‘Tax’ includes all stamp and other taxes (including, but not limited to any goods and services tax), levies, imposts, deductions, charges and withholdings whatever together with interest on the same and penalties with respect to the same (if any) and charges, fees or other amounts made on or in respect of the same but excludes all taxes on the overall net income of the Chargee.

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1.2                                In this deed unless the context otherwise requires:

(a)                                  the singular includes the plural and vice versa;

(b)                                 words importing a gender include the other genders;

(c)                                  other grammatical forms of defined words or phrases have corresponding meanings;

(d)                                 use of a term denoting subject matter which comprises more than one part or aspect includes a reference to each or any part or aspect of the subject matter;

(e)                                  a reference to a deed, including this deed, includes a reference to that deed as novated, altered or replaced from time to time;

(f)                                    a reference to a clause, part of a clause, schedule or annexure is a reference to that clause, part of a clause, schedule or annexure to this deed and a reference to this deed includes its schedules and any annexures;

(g)                                 a reference to writing includes typewriting, printing, lithography, photography and any other mode of representing or reproducing words, figures or symbols in a lasting and visible form;

(h)                                 the word ‘person’ includes an individual, a firm, body corporate, unincorporated association, incorporated association or a Public Authority;

(i)                                     where a party comprises two or more persons an agreement or obligation binding that party binds those persons jointly and severally;

(j)                                     a reference to a party to this deed includes that party’s successors and permitted assigns;

(k)                                  a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

(l)                                     terms defined in the Corporations Act as at the date of this deed have the meanings given to them in the Corporations Act at that date;

(m)                               a reference to ‘dollar’, ‘$’, ‘$A’, ‘A$’; or ‘AUD’ is a reference to Australian currency; and

(n)                                 a reference to a specific time for the performance of an obligation is a reference to that time in the state or territory where the obligation is to be performed;

1.3                                Headings are for reference only and do not affect the interpretation of this deed.

1.4                                A reference in this deed to a statute or to a provision of a statute includes where applicable:

(a)                                  any equivalent or corresponding act of parliament or other form of legislation in force in another state or territory of Australia and, in the case of companies legislation, in any other place or jurisdiction in which a company to which the reference applies is incorporated or deemed to be incorporated;

(b)                                 all statutory instruments made under any such act of parliament or other form of legislation; and

(c)                                  amendments, consolidations or re-enactments of or substitutions for the act of parliament, other form of legislation, or statutory instrument referred to or deemed under this clause to be referred to.

2.                                     CONSIDERATION

The Chargor acknowledges incurring obligations and giving rights under this deed for valuable consideration received from the Chargee.

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3.                                     OBLIGATION TO PERFORM THE SECURED OBLIGATIONS

3.1                                The Chargor must perform and satisfy the Secured Obligations.

3.2                                The Chargor must make all payments in respect of the Secured Money.

4.                                     CHARGE

4.1                                Subject to Clause 4.7, the Chargor charges the Charged Property in favour of the Chargee as security for the performance of the Secured Obligations and the payment and discharge of the Secured Obligations, including payment of the Secured Money.

4.2                                This deed is and will be a fixed charge over all the Chargor’s present and future:

(a)                                  Mortgaged Property;

(b)                                 interests in real property;

(c)                                  uncalled and called but unpaid capital (including premiums);

(d)                                 plant, machinery, fixtures, buildings and equipment other than that which for the time being forms part of the Chargor’s stock in trade or work in progress;

(e)                                  Authorisations relating to or used in connection with the Charged Property;

(f)                                    Marketable Securities, other than Marketable Securities acquired and sold by the Chargor in the normal course and for the purpose of the Chargor’s business;

(g)                                 debts and monetary claims and the benefit of all Guarantees and Encumbrances given in connection with or securing the payment of any of those debts or monetary claims;

(h)                                 knowhow, goodwill, patents, trade marks, service marks, copyrights and registered designs, and licences under any of them;

(i)                                     books of account and other accounting records, computer software, magnetic or digital recordings and all other records in writing relating in any way to the business of the Chargor or any transaction entered into by it;

(j)                                     insurance policies;

(k)                                  all Leases to which the Chargor is a party (whether as lessor or lessee);

(l)                                     the benefit of all written or oral contracts or agreements to which the Chargor is a party;

(m)                               property (which is not referred to above) other than that which is also:

(i)                                     stock in trade;

(ii)                                  property acquired and sold by the Chargor in the normal course and for the purpose of the Chargor’s normal business;

(n)                                 estates or interests in or rights to any type of property, assets or rights referred to or included in any of the preceding paragraphs of this clause.

4.3                                This deed is and, subject to the remaining provisions of this clause, will be a floating charge over all of the Charged Property not referred to in clause 4.2.

4.4                                The floating charge referred to in clause 4.3 will automatically become and be deemed for all purposes to have become fixed:

(a)                                  over all of the Charged Property not already subject to a fixed charge under this deed immediately upon the occurrence of an Event of Default;

(b)                                 over all or any part of the Charged Property not already subject to a fixed charge under this deed:

(i)                                     if the Chargee gives a notice to the Chargor to the effect that the charge is fixed over all or a specified part of that property; or

(ii)                                  when it is deemed by law or equity to have become fixed.

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4.5                                The Chargee may give a notice to the Chargor waiving the fixing of the charge under clause 4.4 in respect of any present or future part of the Charged Property specified in the notice.  The charge will then be deemed never to have become fixed under clause 4.4  in respect of that property and the Chargor may deal with that property as if it were subject only to a floating charge under this deed.

4.6                                Alternatively, the Chargee may by notice in writing to the Chargor decrystallise the charge from a particular date in respect of any property specified in the notice.  The floating charge over that property under this deed will be deemed from that date to be reinstated and the Chargor may deal with that property accordingly.

4.7                                Despite clauses 4.1, if by virtue of the Petroleum Act the interest of the Chargor in any of the Permits or other Mortgaged Property cannot be charged or mortgaged without the prior consent or approval of a governmental agency or a Minister in right of the Crown, the Chargor agrees to charge and assign by way of legal mortgage its interest in that Permit or other Mortgaged Property to the Chargee as security for the performance of the Secured Obligations, when the consent or approval of that governmental agency or Minister in right of the Crown is obtained, and must use all reasonable endeavours to obtain all such consents and approval as soon as possible.

5.                                     PRIORITY AMOUNT

5.1                                The liabilities secured by this deed include, without limitation, all prospective liabilities denoted in the definition of ‘Secured Money’ and the maximum prospective liability secured by this deed is the Priority Amount.

5.2                                This clause and the Priority Amount:

(a)                                  apply only for the purpose of fixing priority, under sub-section 282(3) of the Corporations Act, between this deed and any other Encumbrance at any time created or subsisting over the Charged Property; and

(b)                                 do not affect or delimit in any way any obligation of the Chargor under this deed including, without limitation, its obligation to pay and discharge the Secured Money in full.

6.                                     REPRESENTATIONS AND WARRANTIES

6.1                                The Chargor represents and warrants to the Chargee that:

(a)                                  the Chargor is properly incorporated and validly existing under the laws of the place in which it is incorporated;

(b)                                 the Chargor has power to enter into this deed and to carry out any transaction or obligation contemplated by this deed and all necessary action has been taken and all material Authorisations obtained to render this deed fully valid and binding on the Chargor and to enable the Chargor to carry out any transaction or obligation contemplated by this deed;

(c)                                  no Event of Default has occurred;

(d)                                 an Insolvency Event has not occurred with respect to the Chargor; and

(e)                                  no litigation or other proceeding before any court, judicial or administrative authority, or arbitrator is:

(i)                                     taking place or pending; or

(ii)                                  to the knowledge, or belief of the Chargor, likely to be commenced or threatened,

against the Chargor.

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(f)                                     it has good title to the Charged Property.

6.2                                The Chargor acknowledges that the Chargee has incurred or will incur obligations under or in connection with this deed in reliance on the representations and warranties in this clause.

6.3                                The Chargor acknowledges that:

(a)                                  it has not given or entered into this deed in reliance on and may not and will not rely on any representation, warranty, promise or statement made or alleged to be made by the Chargee or any person on behalf of the Chargee at any time, unless the representation, warranty, promise or statement is in writing and signed by the Chargee, or by an Authorised Officer of the Chargee;

(b)                                 the obligations of the Chargee are limited to those which are expressly set out in this deed; and

(c)                                  in respect of interest rates and rates of exchange, the Chargee is not liable in connection with, or to be held in any respect responsible for:

(i)                                     any movement or change in interest rates, currencies or rates of exchange; or

(ii)                                  any information, advice or opinion provided by the Chargee, even if provided at the request of the Chargor, relied on by the Chargor unless provided fraudulently, incorrectly or negligently.

7.                                     GENERAL AND FINANCIAL UNDERTAKINGS

The Chargor must from the date of this deed until the Secured Obligations are performed in full and this deed is discharged by agreement of the parties:

(a)                                  maintain its corporate existence;

(b)                                 comply with all material laws at any time in force and all mandatory requirements of any Public Authority; and

(c)                                  duly and punctually pay all Taxes assessed, levied or imposed upon the Chargor or upon any Charged Property held in any capacity by the Chargor except those which it contests in good faith.

(d)                                 obtain and renew at the proper times all material Authorisations required in connection with:

(i)                                     the Chargor performing or observing its obligations under this deed; and

(ii)                                  the enforcement by the Chargee of any of the Chargee’s rights, powers or remedies under this deed.

8.                                     OBLIGATIONS RELATING TO CHARGED PROPERTY

8.1                                The Chargor must with respect to the Charged Property:

(a)                                  obtain, maintain and renew at the proper times, all Authorisations that are required or advisable or relied on, for or in connection with the Charged Property;

(b)                                 pay when due all Taxes assessed, levied or imposed on the Chargor or the Charged Property except those which it contests in good faith;

(c)                                  protect the Charged Property and at the Chargor’s expense prosecute or defend all legal proceedings that are, or the defence of which is, necessary or advisable for the protection of the Charged Property; and

(d)                                 carry out all work required by any Public Authority in relation to the Charged Property.

8.2                                The Chargor must not, without the prior consent in writing of the Chargee:

(a)                                  Deal with or Dispose of any of the Charged Property over which the charge is fixed;

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(b)                                 Deal with or Dispose of any of the Charged Property over which the charge is for the time being floating other than in the ordinary course of the Chargor’s business;

(c)                                  execute, create, or permit to subsist any Encumbrance over or affecting the Charged Property other than a Permitted Encumbrance;

(d)                                 apply for or obtain any money, goods or services from any person or fail to pay any amount owed to any person which might lead to:

(i)                                     an Encumbrance or liability being imposed on the Charged Property; or

(ii)                                  this deed being in any way postponed or prejudicially affected; and

(e)                                  surrender or allow to be surrendered any of the Charged Property to a Public Authority or any other person or:

(i)                                     compromise with, or agree on the purchase money or compensation payable by, a Public Authority; or

(ii)                                  give a release to a Public Authority,

in relation to a resumption or acquisition by a Public Authority of the Charged Property.

9.                                     OBLIGATIONS TO PROVIDE FURTHER ASSURANCES

The Chargor must do, and must cause each other person having an interest in the Charged Property or claiming under, or in trust for, the Chargor to do, all acts and things and execute all documents as and when the Chargee may from time to time reasonably require for perfecting the security created by the deed.

10.                              EVENTS OF DEFAULT

10.1                          Any one or more of the following events will be an Event of Default:

(a)

(i)                                     the Chargor fails to pay moneys due and payable pursuant to Exhibit C (Retained Overriding Royalty) of the Settlement Agreement or fails to perform another Secured Obligation; and

(ii)                                  the Chargee commences arbitration proceedings pursuant to clause 16 of the Settlement Agreement and the Chargee obtains an award from the arbitrator against the Chargor; and

(iii)                               the Chargor fails to satisfy the award to the Chargor within 30 days from the date of the award; or

(b)                                 an Insolvency Event occurs with respect to the Chargor.

11.                              CHARGEE’S POWERS

11.1                          Subject to the requirements of Clause 13, the Chargee may, at any time after the occurrence of any Event of Default:

(a)                                  do all acts and things and exercise or enforce all rights, powers and remedies allowed to or conferred by law on a Chargee or which an absolute owner could do, exercise or enforce in relation to the Charged Property;

(b)                                 take or enter into possession of, collect or get in (or any combination of these actions) the Charged Property;

(c)                                  enter into receipt of the rents and profits of the Charged Property;

(d)                                 carry on or concur in carrying on the business of the Chargor as forms part of the Charged

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Property, in the name of the Chargor or the Chargee or otherwise;

(e)                                  manage the Charged Property;

(f)                                    use all Authorisations, brand, trade and business names or marks used as part of the Charged Property;

(g)                                 have access to and make use of the premises, plant, equipment and accounting and other services of the Chargor and the services of its employees and agents for any purpose or in connection with any exercise of a power or right under this clause;

(h)                                 operate bank accounts in the name of the Chargor (whether alone or jointly) to the exclusion of the Chargor, withdraw any money standing to the credit of that account and sign, draw, or endorse in the name of the Chargor cheques, promissory notes, bills of exchange, drafts and other negotiable instruments;

(i)                                     perform, observe, carry out, enforce specific performance of, exercise, or refrain from exercising the Chargor’s rights and powers under, or otherwise obtain the benefit of, vary or rescind all contracts, arrangements, rights forming part of the Charged Property, and instruments entered into or held by the Chargor, or entered into in exercise of the powers or authorities conferred by this clause in the name of the Chargor or otherwise;

(j)                                     make any arrangement or compromise which the Chargee thinks fit;

(k)                                  do all things necessary or convenient to perform or to observe any of the obligations on the part of the Chargor under this deed;

(l)                                     do or procure the doing of all things and pay or procure the payment of all money necessary to make good, to the satisfaction of the Chargee, any breach or default inherent in an Event of Default;

(m)                               where any of the Secured Money for the time being remains contingent, invest, deposit or hold the Charged Property in any form or in any mode of investment that the Chargee thinks fit and with a similar power to vary, transpose or reinvest those investments or deposits from time to time until that part of the Secured Money ceases to be contingent;

(n)                                 make calls on the members of the Chargor in respect of the uncalled capital and the uncalled premiums subject to this deed;

(o)                                 pursue debtors and do all things which the Chargee thinks necessary to recover or protect or in connection with the recovery or protection of any of the Charged Property;

(p)                                 take proceedings at law or in equity which the Chargee considers necessary or expedient in connection with this deed or the Charged Property, in the name of the Chargor or otherwise;

(q)                                 exercise any voting or other rights or powers in respect of any Marketable Securities which form part of the Charged Property, and do all things in relation to those Marketable Securities which the Chargee thinks necessary or expedient;

(r)                                    complete, pull down, rebuild, alter or add to, (or any combination of these things) any building, erection, development or project on any land which, or any interest in which, forms part of the Charged Property;

(s)                                  convert, liquidate, restructure or reduce the whole or any part of the Charged Property;

(t)                                    expend money in connection with the exercise or attempted exercise of any or any combination of the above rights, powers, remedies, authorities and discretions (which money will then form part of the Secured Money);

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(u)                                 pay off any Encumbrance, (including, without limitation, a Permitted Encumbrance) and, at the cost of the Chargor, take a transfer or assignment of that Encumbrance and, if the Chargee so elects, any ancillary or collateral Guarantee to that Encumbrance, for the benefit of the Chargee and, in connection with that paying off:

(i)                                     the Chargor will be indebted to the Chargee in an amount equal to the amount paid by the Chargee;

(ii)                                  that debt will be immediately payable to the Chargee and form part of the Secured Money and interest will accrue on the outstanding amount of that debt as provided for in the definition of ‘Secured Money’;

(iii)                               the Chargee need not enquire whether the money claimed to be owing under or in connection with the or any prior Encumbrance is actually owing;

(iv)                              the person holding or having the benefit of the prior Encumbrance need not enquire whether there is any money owing under this deed; and

(v)                                 the Chargor authorises and directs any person holding or having the benefit of a prior Encumbrance to provide the Chargee with any information the Chargee may require in connection with the prior Encumbrance, including, without limitation, the state of accounts under or in respect of that prior Encumbrance.

(v)                                 provide any Financial Accommodation for the account of the Chargor or obtain Financial Accommodation from any other person, for any purpose which, and on the terms and conditions that, the Chargee considers necessary or expedient in connection with any of the rights, powers or remedies of the Chargee or the Charged Property; and

(w)                               in the name of the Chargor or otherwise, secure the payment or repayment of any Financial Indebtedness in connection with that Financial Accommodation by any Encumbrance over the Charged Property and irrespective of whether that Encumbrance will rank in priority to, equally with or after this deed;

(x)                                   sell or concur in selling (whether or not the Chargee has taken possession of the Charged Property) any part of the Charged Property:

(i)                                     either by public auction, private treaty, option or tender;

(ii)                                  in one lot or in parcels;

(iii)                               for cash or on credit;

(iv)                              with power to allow the whole or any part of the purchase money to remain owing on a mortgage of the property sold, on any other Encumbrance or without any Encumbrance; and

(v)                                 subject to any conditions that the Chargee considers expedient;

provided, however, that if the Chargee sells or concurs in the sale of all or part of the Mortgaged Property as defined in Paragraph 1.1 “Mortgaged Property” (a), (b) and (c), such sale shall constitute a merger of the 2.25% Working Interest and the Retained Overriding Royalty and shall constitute full and final payment of the Retained Overriding Royalty and shall put an end to any obligation by the Tipperary Parties to make further payments of the Retained Overriding Royalty.

(y)                                 sever fixtures belonging to the Chargor and sell them apart from any other part of the Charged Property;

(z)                                   Lease in the name of the Chargor or otherwise the whole or any part of the Charged Property for any term, at the rent and on the terms that seem expedient to the Chargee; end, renew, surrender or accept the surrender of a lease or licence of the Charged Property;

(aa)                            on any sale or Lease under this clause or under any statute, sell or Lease the whole or any part of the Charged Property with any other property (whether real or personal) Encumbered by the Chargor or any other Person, by one contract and at one price, or at

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one rent or in any manner that the Chargee deems expedient, with full power to apportion all costs, expenses and purchase money or rents between the properties sold or Leased;

(bb)                          promote the formation of any company with a view to that company purchasing or acquiring the whole or any part of the Charged Property or assuming obligations of the Chargor or both;

(cc)                            employ managers, solicitors, professional advisers, consultants, officers, agents, auctioneers, workmen and servants for all or any of the purposes set out in this clause at the salaries or remuneration that the Chargee thinks fit;

(dd)                          give effectual receipts for all money or assets which may come into the hands of the Chargee in the exercise of any power conferred by this clause, which receipts will exonerate any person paying or handing over that money or assets from all liability to see to the application of that money or assets and from all liability to enquire whether the Secured Money or any part of it has become payable or otherwise as to the propriety or regularity of any act or appointment under this deed;

(ee)                            enter into and execute documents or agreements on behalf of itself or the Chargor for any purpose in connection with this deed (including, without limitation, to sign, to accept or to endorse cheques, promissory notes, bills of exchange and other negotiable instruments);

(ff)                                delegate to any person for any time or times that the Chargee approves any of the powers and authorities conferred on the Chargee under this clause;

(gg)                          do any other act and thing without limitation as the Chargee thinks expedient in the interests of the Chargee and incidental to any of the rights, powers, remedies, authorities and discretions referred to in or conferred by this clause;

(hh)                          institute, conduct, defend, settle or compromise, in the name of the Chargor or otherwise on any terms, any proceedings, claim or dispute in connection with the Charged Property or this deed and execute any document in connection with such action;

(ii)                                  the Chargee may:

(i)                                     appoint in writing any one or more persons to be a Receiver or Receivers of the Charged Property or the income of the Charged Property or both with all or any of the rights, powers, remedies, authorities and discretions referred to in this clause;

(ii)                                  remove that Receiver or those Receivers; and

(iii)                               if any Receiver is removed, retires or dies, appoint another or others in his place or, if the Chargee elects, in the case of removal or retirement, re-appoint that person.

11.2                          The Chargee may at any time:

(a)                                  give up possession of the whole or any part of the Charged Property; or

(b)                                 terminate any Receivership,

or both (a) and (b).

12.                              RECEIVERS

12.1                          Every Receiver will, subject to any limitation or restrictions set out in the deed or other instrument under which the Receiver is appointed, have in relation to the Charged Property in respect of which the Receiver is appointed:

(a)                                  power in the name and on behalf and at the cost of the Chargor to do or omit to do anything which the Chargor itself or an absolute owner could do or have done in respect of any such property;

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(b)                                 (with the consent of the Chargee) all the powers conferred by law on Chargees in possession as such powers are varied and extended and applicable to the Chargee under this deed;

(c)                                  all the rights and powers conferred by law or under statute (including, without limitation, the Corporations Act) on receivers or receivers and managers; and

(d)                                 all the rights, powers, remedies, discretions and privileges available to or conferred on the Chargee anywhere under this deed (other than the power to appoint Receivers).

12.2                          A Receiver will be the agent of the Chargor, and the Chargor will alone be responsible for the Receiver’s acts and defaults, but if at any time, a resolution is passed or an order is made for the winding-up of the Chargor, the Receiver will to the extent required by law cease to be the agent of the Chargor and may, if the Chargee notifies him in writing, become the agent of the Chargee.  The Chargee may, despite that resolution or order, exercise its power to appoint a further Receiver under clause 11.1(ii)(i) at or after that time.

12.3                          The obligations, prohibitions and restrictions set out in or implied by this deed are not to be construed as limiting any rights, powers, remedies or discretions exercisable by a Receiver appointed under this deed who is, or who is deemed under this deed to be, an agent of the Chargor.

12.4                          If two or more persons are appointed to be the Receiver under this deed, those persons may be appointed jointly, severally or jointly and severally as the Chargee may, in the instrument of appointment, stipulate.  In the absence of any stipulation, the appointment will be deemed to have been made jointly and severally.

12.5                          The Chargee may fix the remuneration of any Receiver appointed under this deed at an amount agreed between the Chargee and the Receiver or, in the absence of agreement, at a rate determined by the Chargee.

13.                              EXERCISE OF POWERS

13.1                          If the Chargee or any Receiver Deals with or attempts to Deal with any of the Charged Property (with or without any other property) under or in purported exercise of any of the Chargee’s or the Receiver’s (as the case may be) rights, powers, remedies or authorities under this deed, no Lessee, purchaser or any other person involved with any such Dealing;

(a)                                  need enquire whether there has been a default by the Chargor under this deed, or otherwise as to the propriety or regularity of the Dealing; or

(b)                                 will be affected by express or constructive notice that the Dealing is unnecessary or improper,

and despite any irregularity or impropriety, that Dealing or attempted Dealing will, as regards the protection of the Lessee, purchaser or other person involved with that Dealing or attempted Dealing, be deemed to be authorised and will, accordingly, be valid.

13.2                          Notwithstanding the other provisions of this deed, the Chargee or any Receiver must not Dispose of or attempt to Dispose of any of the Charged Property (with or without any other property) under or in purported exercise of any of the Chargee’s or the Receiver’s (as the case may be) rights, powers, remedies or authorities under this deed and any such Disposal will not be authorised and will, accordingly, be invalid.

13.3                          Neither the Chargee nor a Receiver will by reason of entering, or its employees, professional advisers, agents, or other persons on the Chargee’s behalf or the Receiver’s behalf (as the case may be) entering the Charged Property, be liable to account as Chargee in possession or for anything whatever except actual receipts by the Chargee or the Receiver (as the case may be).

13.4                          Neither the Chargee nor any Receiver will be liable or answerable for or in connection with any omission or delay or for any irregularity or involuntary loss which occurs as a result of or in

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connection with the exercise or non-exercise or attempted or purported exercise of any of the rights, powers, remedies, authorities or discretions of or conferred on the Chargee or a Receiver under this deed unless due to fraud, or wilful misconduct by the Chargee or Receiver.

14.                              RECEIPT AND APPLICATION OF MONEY

14.1                          All money received by the Chargee or any Receiver subsequent to the enforcement of this deed will, when the Chargee decides to apply it in reduction or discharge of the Secured Money or otherwise under this clause, be applied in the following order:

(a)                                  firstly, in payment of all costs, charges and expenses incurred in or incidental to the appointment of any Receiver, and the exercise of the powers of, and all expenses debts and liabilities of the Receiver or the Chargee;

(b)                                 secondly, in payment of any Receiver’s remuneration at the rate agreed between the Receiver and the Chargee at the time of or following the Receiver’s appointment;

(c)                                  thirdly, towards the discharge of the Secured Money;

(d)                                 fourthly, the surplus (if any) to or to the credit of an account in the name of the Chargor, and the surplus (if any) referred to in paragraph (d) will not carry interest and the Receiver or the Chargee may pay that surplus to the credit of an account in the name of the Chargor at any bank (within the meaning of the Banking Act 1959 (Commonwealth)) and, on that crediting, the Receiver and the Chargee will be under no further liability in respect of that surplus.

14.2                          In applying any money under this clause in or towards satisfaction of the Secured Money:

(a)                                  the account of the Chargor will be credited only with so much of the money available for the purpose as is actually received by the Chargee;

(b)                                 any credit will date from the time of receipt (as determined by the Chargee); and

(c)                                  the Chargee may apply that money towards satisfaction of any part of the Secured Money as the Chargee may see fit, and this clause will apply even though, in the exercise of any power of sale, the Chargee or the Receiver may have transferred the Charged Property and taken a Encumbrance to secure the unpaid balance of the purchase money.

15.                              NO OBLIGATION TO EXERCISE RIGHTS OR GIVE CONSENT

15.1                          If an Event of Default is subsisting, each of the Chargee and a Receiver may:

(a)                                  exercise any right, power, remedy or authority;

(b)                                 give or decline to give any consent; or

(c)                                  make or decline to make any decision;

under this deed, in the Chargee’s or the Receiver’s (as the case may be) absolute and unfettered discretion.  Neither the Chargee nor the Receiver need give a reason for the exercise or non-exercise, the consent or declining to give consent, or the decision or declining to give a decision.  Neither the Chargee nor the Receiver will be liable or accountable for any loss arising out of or in connection with its delaying, declining or omission to exercise any right, power, remedy or authority, to give any consent, or to make any decision unless arising due to fraud, or wilful misconduct by the Chargee or Receiver.

16.                              CONTINUING SECURITY

This deed will be a continuing security, and will not be considered as wholly or partially

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discharged by the payment at any time in the future of any of the Secured Money or by any settlement of account or by any other matter or thing whatever and applies to the present and any future balance of the Secured Money until the complete performance of Exhibit C (Retained Overriding Royalty) of the Settlement Agreement.

17.                              PRESERVATION OF CHARGEE’S RIGHTS

17.1                          The rights of the Chargee and the obligations and liabilities of a Chargor under this deed are not affected by anything which might otherwise might affect them at law or in equity including, without limitation, any of the following:

(a)                                  the Chargee or another person granting time or other indulgence to any Chargor;

(b)                                 an Insolvency Event occurring with respect to a Chargor;

(c)                                  any transaction or arrangement that may take place between the Chargee, any Chargor or any other person;

(d)                                 any variation of a transaction, arrangement or agreement between the Chargee, any Chargor or any other person;

(e)                                  any lack of power by any Chargor to enter into this deed either in its own right or in the capacity in which it is purporting to act;

(f)                                    the Chargee becoming a party to or being bound by any compromise, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to the Chargor;

(g)                                 the release, discharge, abandonment, loss, impairment, transfer of or other dealing with (either in whole or in part and whether with or without consideration) any right of the Chargee under this deed;

(h)                                 the death of any person;

(i)                                     the obtaining of a judgement or order against a Chargor or any other person; or

(j)                                     the failure by any person intended or contemplated as a party to this deed to properly execute this deed.

17.2                          If any payment (in this clause ‘Payment’) made to the Chargee by or on behalf of the Chargor is subsequently avoided or conceded to be or compromised as being void or voidable under any law relating to insolvency or the protection of creditors or to any other matter or event whatever, then:

(a)                                  the Payment will be deemed not to have discharged the liability of the Chargor in respect of which it was made despite any release, settlement or discharge which may have been given on the faith of the Payment;

(b)                                 the Chargee and the Chargor will be placed in or restored to the position they would have been in but for the Payment and may exercise the rights and will be subject to the liabilities which each would have had or been subject to if the Payment and any release, discharge or settlement given on the faith of the Payment had not been made or given;

(c)                                  the Chargor must take all steps and sign all documents, and must procure that all relevant third parties take all steps and sign all documents that the Chargee may require in connection with the replacement or reinstatement of this deed previously held by the Chargee from the Chargor;

(d)                                 the Chargor must pay all costs, expenses, duties and fees in connection with the replacement or re-instatement of this deed; and

(e)                                  despite anything to the contrary contained in or implied by this deed, the Chargee may retain this deed until the Chargee is satisfied that no such payment made to the Chargee remains liable to be avoided.

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17.3                          Every release, settlement or discharge between or involving the Chargor and the Chargee will be subject to the provisions of this clause.

18.                              POWER OF ATTORNEY

18.1                          Following an Event of Default, the Chargor for valuable consideration irrevocably appoints the Chargee and each Authorised Officer from time to time of the Chargee jointly and severally to be the Chargor’s attorney and in the Chargor’s name (or in the name of the Chargee or of that attorney) and on the Chargor’s behalf:

(a)                                  to do any act or thing which in the opinion of the Chargee or that attorney:

(i)                                     is necessary or expedient to give effect to any right, power or remedy conferred on the Chargee; or

(ii)                                  it is necessary or expedient that the Chargor do,

under this deed;

(b)                                 to sign or enter into (or both) all assurances, documents, deeds, agreements, and instruments which in the opinion of the Chargee or that attorney it is necessary or expedient that the Chargor sign or enter into under this deed; and

(c)                                  generally to use the Chargor’s name in the exercise of all or any of the powers conferred on the Chargee under or by this deed, statute, the general law or otherwise, and the Chargor ratifies and confirms all and whatever the Chargee or any other attorney appointed under this clause may lawfully do or cause to be done under this power of attorney.

18.2                          Any attorney appointed under this clause may:

(a)                                  delegate its powers (including the power to delegate) to any person for any period;

(b)                                 revoke any delegation; and

(c)                                  exercise or concur in exercising any power, right or remedy despite the attorney or any director or shareholder of the attorney (being a corporation) having now or in the future a direct or personal interest in the mode or result of the exercise of that power, right or remedy.

18.3                          The power of attorney created under this clause is irrevocable and is granted to secure the performance by the Chargor of the Chargor’s obligations under this deed.

19.                              FORCE MAJEURE

19.1                          If an act of force majeure occurs:

(a)                                  the obligations of the Chargee under this deed will be suspended to the extent that the Chargee is wholly or partially unable to comply with those obligations by force majeure;

(b)                                 the Chargee will as soon as practicable notify the Chargor of the force majeure and the extent to which the Chargee is unable to comply with its obligations under this deed;

19.2                          Force majeure includes, without limitation, fire, storm, flood, earthquake, explosion, accident, war, act of a public enemy, rebellion, insurrection, sabotage, epidemic, labour dispute, electrical failure, telecommunications failure and an act of God.

20.                              JURISDICTION

20.1                          This deed is governed by the laws of the state of Queensland.

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20.2                          The parties irrevocably and unconditionally:

(a)                                  submit to the non-exclusive jurisdiction of the courts (and all courts of appeal) of Queensland;

(b)                                 waive any objection any party may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

(c)                                  agree, without limitation to any other mode of service permitted by law, that any deed to be served on any party in any proceeding may be served in the manner in which notices and other written communications may be given or made under this deed.

21.                              AMENDMENT IN WRITING

No amendment to this deed has any force unless it is in writing and signed by all of the parties to this deed.

22.                              COSTS

The Chargee must pay all costs and expenses in relation to the stamping and registration of this deed.

23.                              ENTIRE AGREEMENT

This deed constitutes the entire agreement of the parties as to its subject matter and supersedes and cancels all prior arrangements, understandings and negotiations in connection with it.  Any statement made in negotiations for this deed which is not set out in this deed does not form part of the agreement between the parties.

24.                              COUNTERPARTS

This deed is validly executed if executed in one or more counterparts.

25.                              SEVERABILITY

25.1                          If reading down a provision of this deed prevents the provision being invalid or voidable it must be read down to the extent that it is necessary and capable of being read down.

25.2                          If, notwithstanding the previous sub-clause, a provision of this deed is still invalid or voidable:

(a)                                  if the provision would not be invalid or voidable if a word or words were omitted, that word or those words must be deleted; and

(b)                                 in any other case the whole provision must be deleted,

and the remainder of this deed continues to have full force and effect.

26.                              MORATORIUM LEGISLATION

To the extent permissible, no law will apply to this deed so as to extinguish, fetter, delay or otherwise prejudice any of the rights, powers and remedies of the Chargee under this deed or otherwise conferred on or available to the Chargee.

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27.                              ASSIGNMENT

27.1                          The Chargor may not, without the consent of the Chargee assign or otherwise dispose of or deal with its rights under this deed.  The Chargee may at any time assign or otherwise dispose of or deal with its rights under this deed.

27.2                          The Chargee may at any time disclose to a potential assignee (or like party for the purpose of this clause) such information about the Chargor, this deed.

28.                              NOTICES

28.1                          Any notice or demand to be given or made by Chargee in connection with this deed may be signed by the Chargee, an Authorised Officer of the Chargee or any solicitor for the time being acting for the Chargee, whose signature may be handwritten or printed or otherwise reproduced by mechanical means.

28.2                          In addition to the sufficient methods of service provided for by statute a notice or demand given or made by the Chargee in connection with this deed will be deemed to be duly given to or made, if:

(a)                                  sent or transmitted by facsimile to:

(i)                                     any facsimile number of the Chargor set out in this deed or known to the Chargee at the date of this deed; or

(ii)                                  any changed or other facsimile number for the Chargor published or disseminated in writing in any way by, on behalf of or at the apparent request of the Chargor;

(b)                                 left for the Chargor, or sent by prepaid post to the Chargor at:

(i)                                     any address of the Chargor set out in this deed or known to the Chargee at the date of this deed;

(ii)                                  any changed or other address for the Chargor published or disseminated in writing in any way by, on behalf of or at the apparent request of the Chargor;

(iii)                               the Chargor’s usual abode or place of business;

(iv)                              the Chargor’s registered office; or

(v)                                 any premises owned or occupied by the Chargor;

(c)                                  delivered personally to the Chargor.

28.3                          Any such method of service will be valid and sufficient even if:

(a)                                  the Chargor is bankrupt, insolvent, mentally ill, dead or absent from the place at or to which the notice or demand is left, delivered or sent;

(b)                                 the Chargor does not receive the notice or demand; or

(c)                                  where the notice or demand is sent by post, it is returned to the Chargee through the post office unclaimed.

28.4                          Any such notice or demand will be deemed to have been received by the Chargor:

(a)                                  if left or delivered personally, on the same day;

(b)                                 if sent by post to an address in Australia, on the second Business Day (in the place to which it is addressed) after the date of posting;

(c)                                  if sent by post to an address outside Australia, on the fourth Business Day (in the place to which it is addressed) after the date of posting;

(d)                                 if sent by facsimile, upon dispatch.

EXECUTED as a deed.

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Exhibit ‘H’

US Security Agreement for Tipperary Queensland, Inc.

Security Agreement

Date:                    November             , 2004

Debtor:  Tipperary Queensland, Inc.

Debtor’s Mailing Address:   633 17th Street, Suite 1550, Denver Colorado  80202

Secured Party:  Tri-Star Petroleum Company

Secured Party’s Mailing Address: Level 35 Riverside Centre, 123 Eagle Street, Brisbane, QLD  4000

Classification of Collateral:  Accounts/Chat•tel paper/General intangibles/Commercial tort claim/documents covering goods, equipment, equipment to become a fixture, inventory, consumer goods.

Collateral:

All of Debtor’s interest in the following personal property and all supporting obligations and proceeds of such property: all right, title and interest under that certain Joint Operating Agreement dated May 15, 1992, ATP 526P, 653P and 745P, Petroleum Leases 90, 91, 92, 99 and 100, Petroleum Pipeline License 76, the Permits and the 2.25% Working Interest, all as defined in the Settlement Agreement and Mutual Release of even date herewith, which is incorporated herein by reference (“Settlement Agreement”), all right, title and interest in and under the Settlement Agreement; and if any exists, accounts; chattel paper; general intangibles; commercial tort claims arising out of Debtor’s claim against any other persons; and all rights to payment arising out of a judgment or settlement of such commercial tort claim, including under any instrument, chattel paper, or settlement agreement and all after acquired collateral of the same classification; inventory, including chattel paper or instrument constituting proceeds of the inventory and in proceeds of such chattel paper and instruments, equipment, furniture, fixtures, consumer goods, and all personal property, real or intangibly owned by Debtor or in which Debtor has any interest, legal beneficial or otherwise.

Obligation

To perform all obligations of Debtor under the Settlement Agreement and Mutual Release, including Exhibits dated October             , 2004, and payment of the Retained Overriding Royalty.  It is not intended that the “Obligation” includes any duties or obligations of any other Tipperary Parties under the Settlement Agreement.

Original principal amount:  The amount of the Retained Overriding Royalty determined in accordance with the Settlement Agreement.

Obligor:  Tipperary Queensland, Inc.

Secured Party:  Tri-Star Petroleum Company

Maturity date:  ongoing

Terms of payment:  monthly

Debtor’s Representations Concerning Debtor and Locations:

The chattel paper collateral, if any, is located solely at 633 17th Street, Suite 1550, Denver Colorado  80202.

Debtor’s place of business is located at   633 17th Street, Suite 1550, Denver Colorado  80202

Tipperary Queensland, Inc.’s state of organization is Colorado

Debtor’s federal tax identification number is unknown.

Debtor’s records concerning the Collateral are located at 633 17th Street, Suite 1550, Denver Colorado  80202.

Debtor grants to Secured Party a security interest in the Collateral and all its proceeds to secure the Obligation and all renewals, modifications, and extensions of the Obligation. Debtor authorizes Secured Party to file a financing statement describing the Collateral.

A.                                    Debtor represents and warrants the following:

1.                           No financing statement covering the Collateral is filed in any public office except any financing statement in favor of Secured Party.

2.                           Debtor owns the Collateral and has the authority to grant this security interest, free from any setoff, claim, restriction, security interest, or encumbrance except liens for taxes not yet due.

3.                           None of the collateral is or will become covered by a document except as provided in this agreement or the Settlement Agreement.

4.                           All information about Debtor’s financial condition is or will be accurate when provided to Secured Party.

5.                           Each account and chattel paper, if any, in the Collateral is and will be the valid, legally enforceable obligation of a third-party account debtor or obligor.

6.                           If any Collateral or proceeds include obligations of third parties to Debtor, the transactions creating those obligations conform and will conform in all respects to either applicable state and federal consumer credit law or the laws of Queensland.

7.                           The Obligation was not incurred primarily for personal, family or household purposes.

8.                           The Collateral was not acquired and will not be held primarily for personal, family, or household purposes.

B.                                    Debtor agrees to:

1.              Perform the Obligation.

2.              Sign and deliver to Secured Party any documents or instruments that are legally necessary to obtain, maintain, and perfect this security interest in the Collateral.

3.              Notify Secured Party immediately of any material change in Debtor’s Mailing Address, and of any change (a) in Debtor’s name and (b) of any location set forth above to another state.

4.              Maintain accurate records of the Collateral at the address set forth above.

C.                                    Debtor agrees not to:

1.            Breach the Obligation.

2.            Change its name or jurisdiction of organization, merge or consolidate with any person, or convert to a different entity without notifying Secured Party in advance and taking action to continue the perfected status of the security interest in the Collateral.

3.            Change the state in which Debtor’s place of business is located, change its name, or convert to a different entity without notifying Secured Party in advance and taking action to continue the perfected status of the security interest in the Collateral.

4.            Change Debtor’s name or state of residence without notifying Secured Party in advance and taking action to continue the perfected status of the security interest in the Collateral.

D.                                    Risk of Loss

                                                1.                                       Debtor assumes all risk of loss to the Collateral.

E.                                      Default and Remedies

1.                                       A default exists only if a final arbitration award is rendered against Debtor pursuant to the Settlement Agreement, and if the default is not cured within 30 days from the date of the award.  Notwithstanding anything herein or otherwise to the contrary, foreclosure of the collateral as described herein shall result in a merger of the 2.25% Working Interest and the Retained Overriding Royalty and shall constitute full and final payment of the Retained Overriding Royalty and shall put an end to any obligation by the Tipperary Parties to make further payments of Retained Overriding Royalties.

2.                                       If a default exists, Secured Party may — subject to the provisions of the Settlement Agreement and Mutual Release

a.                           demand, collect, convert, redeem, settle, compromise, receipt for, realize on, sue for, and adjust the Collateral either in Secured Party’s or Debtor’s name, as Secured Party desires, or take control of any proceeds of the Collateral and apply the proceeds against the Obligation;

b.                          take possession of any Collateral not already in Secured Party’s possession, without demand or legal process, and for that purpose Debtor grants Secured Party the right to enter any premises where the Collateral may be located;

c.                           without taking possession, sell, lease, or otherwise dispose of the Collateral at any public or private sale in accordance with law;

d.                          exercise any rights and remedies granted by law or this agreement;

e.                           notify obligors on the Collateral to pay Secured Party directly and enforce Debtor’s rights against such obligors; and

f.                             as Debtor’s agent, make any endorsements in Debtor’s name and on Debtor’s behalf.

3.                                       Except as otherwise provided in this Security Agreement and the Settlement Agreement, foreclosure of this security interest by suit does not limit Secured Party’s remedies, including the right to sell the Collateral under the terms of this agreement. Secured Party may exercise all remedies at the same or different times, and no remedy is a defense to any other. Secured Party’s rights and remedies include all those granted by law and those specified in this agreement.

4.                                       Secured Party’s delay in exercising, partial exercise of, or failure to exercise any of its remedies or rights does not waive Secured Party’s rights to subsequently exercise those remedies or rights. Secured Party’s waiver of any default does not waive any other default by Debtor. Secured Party’s waiver of any right in this agreement or of any default is binding only if it is in writing. Secured Party may remedy any default without waiving it.

5.                                       Secured Party has no obligation to clean or otherwise prepare the Collateral for sale.

6.                                       If in accord with the Settlement Agreement, Secured Party may contact obligors on the Collateral directly to verify information furnished by Debtor.

7.                                       Secured Party has no obligation to collect any of the Collateral and is not liable for failure to collect any of the Collateral, for failure to preserve any rights pertaining to the Collateral, or for any act or omission on the part of Secured Party or Secured Party’s officers, agents, or employees, except willful misconduct.

8.                                       Secured Party has no obligation to satisfy the Obligation by attempting to collect the Obligation from any other person liable for it. Secured Party may release, modify, or waive any collateral provided by any other person to secure any of the Obligation. If Secured Party attempts to collect the Obligation from any other person liable for it or releases, modifies, or waives any collateral provided by any other person, that will not affect Secured Party’s rights against Debtor. Debtor waives any right Debtor may have to require Secured Party to pursue any third person for any of the Obligation.

9.                                       If Secured Party must comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not be considered to adversely affect the commercial reasonableness of a sale of the Collateral.

10.                                 Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of a sale of the Collateral.

11.                                 If Secured Party sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser and received by Secured Party for application to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor will be credited with the proceeds of the sale.

12.                                 If Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting the purchase price against the Obligation.

13.                                 Secured Party has no obligation to marshal any assets in favor of Debtor or against or in payment of the Note, any of the Other Obligation[s], or any other obligation owed to Secured Party by Debtor or any other person.

14.                                 If the Collateral is sold after default, recitals in the bill of sale or transfer will be prima facie evidence of their truth and all prerequisites to the sale specified by this agreement and by law will be presumed satisfied.

F.                                    General

1.                                       If in accord with the Settlement Agreement, notice is reasonable if it is mailed, postage prepaid, to Debtor at Debtor’s Mailing Address at least ten days before any public sale or ten days before the time when the Collateral may be otherwise disposed of without further notice to Debtor.

2.                                       This security interest will attach to an after-acquired commercial tort claim or after acquired consumer goods only to the extent permitted by law.

3.                                       This security interest will neither affect nor be affected by any other security for any of the Obligation. Neither extensions of any of the Obligation nor releases of any of the Collateral will affect the priority or validity of this security interest.

4.                                       This agreement binds, benefits, and may be enforced by the successors in interest of Secured Party and will bind all persons who become bound as debtors to this agreement. Assignment of any part of the Obligation and Secured Party’s delivery of any part of the Collateral will fully discharge Secured Party from responsibility for that part of the Collateral. If such an assignment is made, Debtor will render performance under this agreement to the assignee. Debtor waives and will not assert against any assignee any claims, defenses, or setoffs that Debtor could assert against Secured Party except defenses that cannot be waived. All representations, warranties, and obligations are joint and several as to each Debtor.

5.                                       This agreement may be amended only by an instrument in writing signed by Secured Party and Debtor.

6.                                       The unenforceability of any provision of this agreement will not affect the enforceability or validity of any other provision.

7.                                       This agreement will be construed according to Texas law, without regard to choice-of-law rules of any jurisdiction. This agreement is to be performed in Harris County, Texas and Queensland, Australia.

8.                                       Interest on the Obligation secured by this agreement will not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the principal of the Obligation or, if that has been paid, refunded.

9.                                       In no event may this agreement secure payment of any debt subject to title IV of the Texas Finance Code or create a lien otherwise prohibited by law.

10.                                 When the context requires, singular nouns and pronouns include the plural.

11.                                 Subject to the Settlement Agreement, any term defined in sections 1.101 to 11.108 of the Texas Business and Commerce Code and not defined in this agreement has the meaning given to the term in the Code.

12.                                 To the extent the terms of this Security Agreement are inconsistent with the terms of the Settlement Agreement the terms of the Settlement Agreement shall control.

Debtor:

Tipperary Queensland, Inc.

By:

Secured Party:

Tri-Star Petroleum Company

By:

Exhibit ‘I’

Easement Assignments

Note for the Form 8-K filing

Exhibit I consists of copies of various unexecuted easement assignments from Tri-Star Petroleum Company to the Tipperary Parties and Intervenors in the litigation settlement.   Tipperary Corporation believes these planned assignments are not material to the Settlement Agreement disclosures and has intentionally omitted them from Exhibit 10.101 of Form 8-K filed by Tipperary Corporation on November 4, 2004.

Copies of these assignments are available by contacting:

Joseph Feiten

Chief Financial Officer

Tipperary Corporation

633 Seventeenth Street, Suite 1550

Denver, CO 80202